                                                                EXECUTION COPY




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                         ------------------------------
                           NCI BUILDING SYSTEMS, INC.

                                    AS ISSUER



                                 THE GUARANTORS

                                  NAMED HEREIN


                                  $125,000,000

                    9-1/4% SENIOR SUBORDINATED NOTES DUE 2009

                                    INDENTURE


                         ------------------------------

                             Dated as of May 5, 1999

                         ------------------------------



                        Harris Trust Company of New York

                                     Trustee

==============================================================================

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----


                                  ARTICLE ONE

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.   Definitions..................................................1
SECTION 1.02.   Other Definitions...........................................28
SECTION 1.03.   TIA Terms...................................................29
SECTION 1.04.   Rules of Construction.......................................30

                                  ARTICLE TWO

                                   THE NOTES

SECTION 2.01.   Form and Dating.............................................30
SECTION 2.02.   Execution and Authentication................................32
SECTION 2.03.   Registrar and Paying Agent..................................33
SECTION 2.04.   Paying Agent to Hold Money in Trust.........................34
SECTION 2.05.   Holder Lists................................................34
SECTION 2.06.   Transfer and Exchange.......................................34
SECTION 2.07.   Replacement Notes...........................................50
SECTION 2.08.   Outstanding Notes...........................................51
SECTION 2.09.   Treasury Notes..............................................51
SECTION 2.10.   Temporary Notes.............................................51
SECTION 2.11.   Cancellation................................................52
SECTION 2.12.   Defaulted Interest..........................................52
SECTION 2.13.   CUSIP Number................................................53

                                 ARTICLE THREE

                           REDEMPTION AND PREPAYMENT

SECTION 3.01.   Notices to Trustee..........................................53
SECTION 3.02.   Selection of Notes to Be Redeemed...........................53
SECTION 3.03.   Notice of Redemption........................................54
SECTION 3.04.   Effect of Notice of Redemption..............................55
SECTION 3.05.   Deposit of Redemption Price.................................55
SECTION 3.06.   Notes Redeemed in Part......................................55
SECTION 3.07.   Optional Redemption.........................................56
SECTION 3.08.   Mandatory Redemption........................................56
SECTION 3.09.   Offer to Purchase by Application of Excess Proceeds.........57
SECTION 3.10.   Change of Control...........................................59

                                 ARTICLE FOUR

                                  COVENANTS

SECTION 4.01.   Payment of Notes............................................61


                                       -i-

SECTION 4.02.   Maintenance of Office or Agency.............................61
SECTION 4.03.   Reports.....................................................62
SECTION 4.04.   Compliance Certificate......................................62
SECTION 4.05.   Taxes.......................................................63
SECTION 4.06.   Stay, Extension and Usury Laws..............................63
SECTION 4.07.   Restricted Payments.........................................64
SECTION 4.08.   Restrictions on Distributions from Restricted Subsidiaries..68
SECTION 4.09.   Limitation on Additional Indebtedness.......................69
SECTION 4.10.   Asset Sales.................................................69
SECTION 4.11.   Transactions with Affiliates................................72
SECTION 4.12.   Liens.......................................................74
SECTION 4.13.   Corporate Existence.........................................75
SECTION 4.14    Limitation on Issuances and Sales of Capital Stock..........75
SECTION 4.15.   Limitation on Layering......................................76
SECTION 4.16.   Additional Subsidiary Guarantees............................76

                                 ARTICLE FIVE

                                  SUCCESSORS

SECTION 5.01.   Merger, Consolidation, or Sale of Assets....................77
SECTION 5.02.   Successor Corporation Substituted...........................78

                                  ARTICLE SIX

                             DEFAULTS AND REMEDIES

SECTION 6.01.   Events of Default...........................................78
SECTION 6.02.   Acceleration................................................80
SECTION 6.03.   Other Remedies..............................................80
SECTION 6.04.   Waiver of Past Defaults.....................................81
SECTION 6.05.   Control by Majority.........................................81
SECTION 6.06.   Limitation on Suits.........................................81
SECTION 6.07.   Rights of Holders to Receive Payment........................82
SECTION 6.08.   Collection Suit by Trustee..................................82
SECTION 6.09.   Trustee May File Proofs of Claim............................82
SECTION 6.10.   Priorities..................................................83
SECTION 6.11.   Undertaking for Costs.......................................84

                                 ARTICLE SEVEN

                                    TRUSTEE

SECTION 7.01.   Duties of Trustee...........................................84
SECTION 7.02.   Rights of Trustee...........................................85


                                      -ii-

SECTION 7.03.   Individual Rights of Trustee................................86
SECTION 7.04.   Trustee's Disclaimer........................................86
SECTION 7.05.   Notice of Defaults..........................................86
SECTION 7.06.   Reports by Trustee to Holders...............................87
SECTION 7.07.   Compensation and Indemnity..................................87
SECTION 7.08.   Replacement of Trustee......................................88
SECTION 7.09.   Successor Trustee by Merger, etc............................89
SECTION 7.10.   Eligibility; Disqualification...............................89
SECTION 7.11.   Preferential Collection of Claims Against Company...........90

                                 ARTICLE EIGHT

                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.   Option to Effect Legal Defeasance or Covenant Defeasance....90
SECTION 8.02.   Legal Defeasance and Discharge..............................90
SECTION 8.03.   Covenant Defeasance.........................................91
SECTION 8.04.   Conditions to Legal or Covenant Defeasance..................91
SECTION 8.05.   Deposited Money and Government Securities to Be Held
                in Trust; Other Miscellaneous Provisions....................93
SECTION 8.06.   Repayment to Company........................................94
SECTION 8.07.   Reinstatement...............................................94

                                 ARTICLE NINE

                       AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.   Without Consent of Holders..................................95
SECTION 9.02.   With Consent of Holders.....................................95
SECTION 9.03.   Compliance with Trust Indenture Act.........................97
SECTION 9.04.   Revocation and Effect of Consents...........................97
SECTION 9.05.   Notation on or Exchange of Notes............................97
SECTION 9.06.   Trustee to Sign Amendments, etc.............................97

                                  ARTICLE TEN

                             SUBSIDIARY GUARANTEES

SECTION 10.01.  Subsidiary Guarantee........................................98
SECTION 10.02.  Agreement to Subordinate....................................99
SECTION 10.03.  Limitation on Liability of Subsidiary Guarantors............99
SECTION 10.04.  Liquidation; Dissolution; Bankruptcy.......................100
SECTION 10.05.  Subsidiary Guarantors Not to Make Payments with
                Respect to Guarantees in Certain Circumstances.............101


                                      -iii-

SECTION 10.06.  When Distribution Must Be Paid Over........................102
SECTION 10.07.  Subrogation................................................103
SECTION 10.08.  Subordination May Not Be Impaired by.......................103
SECTION 10.09.  Distribution or Notice to Representative...................103
SECTION 10.10.  Rights of Trustee and Paying Agent.........................103
SECTION 10.11.  Officers' Certificate......................................104
SECTION 10.12.  Obligation of Subsidiary Guarantors Unconditional..........105
SECTION 10.13.  Article Ten Not To Prevent Events of Default...............105
SECTION 10.14.  Execution and Delivery of Guarantee........................106
SECTION 10.15.  Subsidiary Guarantors May Consolidate, Etc.,...............106
SECTION 10.16.  Releases Following Sale of Assets, Etc.....................107

                                ARTICLE ELEVEN

                                SUBORDINATION

SECTION 11.01.  Agreement to Subordinate...................................108
SECTION 11.02.  Liquidation; Dissolution; Bankruptcy.......................108
SECTION 11.03   Notes in Certain Circumstances.............................109
SECTION 11.04.  Acceleration of Notes......................................111
SECTION 11.05.  When Distribution Must Be Paid Over........................111
SECTION 11.06.  Notice by Company..........................................111
SECTION 11.07.  Subrogation................................................111
SECTION 11.08.  Subordination May Not Be Impaired by Company...............112
SECTION 11.09.  Distribution or Notice to Representative...................112
SECTION 11.10.  Rights of Trustee and Paying Agent.........................112
SECTION 11.11.  Officers' Certificate......................................113
SECTION 11.12.  Obligation of Company Unconditional........................113
SECTION 11.13.  Article Eleven Not To Prevent Events of Default............114

                                ARTICLE TWELVE

                                MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls...............................114
SECTION 12.02.  Notices....................................................114
SECTION 12.03.  Communication by Holders with Other Holders................116
SECTION 12.04.  Certificate and Opinion as to Conditions Precedent.........116
SECTION 12.05.  Statements Required in Certificate or Opinion..............116
SECTION 12.06.  Rules by Trustee and Agents................................117
SECTION 12.07.  No Personal Liability of Directors, Officers, Employees
                and Stockholders...........................................117
SECTION 12.08.  Governing Law..............................................117


                                      -iv-

SECTION 12.09.  No Adverse Interpretation of Other Agreements..............118
SECTION 12.10.  Successors.................................................118
SECTION 12.11.  Severability...............................................118
SECTION 12.12.  Counterpart Originals......................................118
SECTION 12.13.  Table of Contents, Headings, etc...........................118


EXHIBITS

Exhibit A-1   Form of Note
Exhibit A-2   Form of Regulation S Temporary Global Note
Exhibit B     Form of Certificate of Transfer
Exhibit C     Form of Certificate of Exchange
Exhibit D-1   Form of Certificate of Acquiring Institutional Accredited Investor
Exhibit D-2   Form of Certificate of Acquiring Affiliate Accredited Investor
Exhibit E     Form of Senior Subordinated Subsidiary Guarantee
Exhibit F     Form of Supplemental Indenture


SCHEDULES
Schedule I Affiliate Transactions pursuant to agreements entered into or in effect on the Issue Date

               INDENTURE dated as of May 5, 1999 among NCI Building Systems, Inc., a Delaware corporation (the "COMPANY"), the subsidiary guarantors named herein (the "SUBSIDIARY GUARANTORS") and Harris Trust Company of New York (the "TRUSTEE").

               The Company, the Subsidiary Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 9-1/4% Series A Senior Subordinated Notes due 2009 (the "SERIES A NOTES"), the 9-1/4% Series B Senior Subordinated Notes due 2009 issued in the Exchange Offer and any Private Exchange (the "SERIES B NOTES") and any Additional Notes (and any related Exchange Notes and Private Exchange Notes) (together with the Series A Notes and the Series B Notes, the "NOTES"):

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.01.  DEFINITIONS.

               "144A GLOBAL NOTE" means a global note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

               "ACQUIRED INDEBTEDNESS" means (a) with respect to any Person that becomes a Restricted Subsidiary after the date of this Indenture, Indebtedness of such Person and its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary and (b) with respect to the Company or any of its Restricted Subsidiaries, any Indebtedness of a Person (other than the Company or a Restricted Subsidiary) existing at the time such Person is merged with or into the Company or a Restricted Subsidiary, or Indebtedness assumed by the Company or any of its Restricted Subsidiaries in connection with the acquisition of an asset or assets from another Person, which Indebtedness was not, in any case, incurred by such other Person in connection with, or in contemplation of, such merger or acquisition.

               "ADDITIONAL NOTES" means Notes issued under this Indenture subsequent to the date of this Indenture in accordance with Sections 2.02 and
4.09 hereof.

               "AFFILIATE" of any Person means any Person (i) which directly or indirectly controls or is controlled by, or is under direct or indirect common control with, the referent

Person, (ii) which beneficially owns or holds, directly or indirectly, 10% or more of any class of the Voting Stock of the referent Person, (iii) of which 10% or more of the Voting Stock is beneficially owned or held, directly or indirectly, by the referent Person or (iv) with respect to an individual, any immediate family member of such Person. For purposes of this definition, control of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

               "AFFILIATE ACCREDITED INVESTOR" means a natural person who is a director or executive officer of the Company that at the time has an individual net worth or joint net worth with his or her spouse that exceeds $1,000,000 or had individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               "AGENT" means any Registrar, Paying Agent or co-registrar.

               "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

               "ASSET SALE" means any sale, issuance, conveyance, transfer, lease, assignment or other disposition to any Person other than the Company or any of its Restricted Subsidiaries (including by means of a Sale and Leaseback Transaction or a merger or consolidation) (collectively, for purposes of this definition, a "transfer"), directly or indirectly, in one transaction or a series of related transactions, of (a) any Capital Stock of any Subsidiary or (b) any other properties or assets of the Company or any of its Subsidiaries. For purposes of this definition, the term "Asset Sale" shall not include: (i) transfers of cash, Cash Equivalents, defaulted accounts receivable , inventory or other properties or assets in the ordinary course of business (other than in connection with a Receivables Facility);
(ii) transfers of properties or assets (including Capital Stock) that are governed by, and made in accordance with, the provisions described Section
5.01 hereof; (iii) transfers of properties or assets to a Subsidiary, including an Unrestricted Subsidiary, and a transfer of assets that constitutes a Restricted Investment, in each case if permitted under Section
4.07 hereof; (iv) transfers of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are no longer used or useful in the business of the Company or its Subsidiaries; PROVIDED that the proceeds thereof are used to purchase replacement or similar assets for use in the business of the Company and its Subsidiaries; (v) any transfer or series of related transfers that, but for this clause (v), would be Asset Sales, if after giving effect to such transfers, the aggregate Fair Market Value of the properties or assets transferred in such transaction or any such series of related transactions does not exceed $1,000,000; (vi) a Sale and Leaseback Transaction with respect to the Company's home office building being constructed in Houston, Texas, PROVIDED (a) the Attributable Indebtedness with respect to such Sale and Leaseback Transaction does not exceed a principal amount of $5.5 million and is otherwise permitted to be incurred under this Indenture, and (b) the gross cash proceeds of that Sale and Leaseback Transaction are at least equal to the Fair Market Value of the asset subject thereto; or (vii) a contribution, transfer or other disposition of Receivables in connection with a Qualifying Receivables Facility.

               "ATTRIBUTABLE INDEBTEDNESS," when used with respect to any Sale and Leaseback Transaction, means, as at the time of determination, the present value (discounted at a rate equivalent to the Company's then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale and Leaseback Transaction.

               "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

               "BOARD OF DIRECTORS" means the board of directors of the Company or any authorized committee of the Board of Directors.

               "BOARD RESOLUTION" means a duly adopted resolution of the Board of Directors and delivered to the Trustee.

               "BSM" means Building Systems de Mexico, S.A. de C.V., a Mexican stock corporation.

               "BUSINESS DAY" means any day other than a Legal Holiday.

               "CAPITALIZED LEASE" means a lease required to be capitalized for financial reporting purposes in accordance with GAAP.

               "CAPITAL STOCK" of any Person means (i) any and all shares or other equity interests (including common stock, Preferred Stock and partnership interests) in such Person and (ii) all rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) such shares or other interests in such Person.

               "CAPITALIZED LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under a Capitalized Lease, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

               "CASH EQUIVALENTS" means (i) marketable obligations with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (iii) commercial paper maturing no more than 180 days from the date of creation thereof issued by a corporation that is not the Company or an Affiliate of the Company, and is organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-l by S&P or at least P-l by Moody's; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; and (v) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (iv) above.

               "CEDEL" means Cedel Bank, S.A.

               "CHANGE OF CONTROL" means the occurrence of any of the following: (i) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Voting Stock representing more than 50% of the voting power of the Voting Stock of the Company, (ii) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the Company's assets or the assets of Company and its Subsidiaries taken as a whole to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock (other than Disqualified Capital Stock) of the surviving or transferee corporation and the beneficial owners of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation (including the Company) or transferee corporation immediately after such transaction, or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

               "COMMISSION" means the U.S. Securities and Exchange Commission.

               "COMMON EQUITY" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, control, vote or otherwise participate in the selection of the governing body, partners, managers or others that controls the management and policies of such Person.

               "CONSOLIDATED AMORTIZATION EXPENSE" for any period means the amortization expense of the Company and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

               "CONSOLIDATED CASH FLOW" for any period means, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income PLUS (ii) in each case to the extent deducted in determining Consolidated Net Income, (A) Consolidated Income Tax Expense, (B) Consolidated Amortization Expense (but only to the extent not included in Consolidated Interest Expense), (C) Consolidated Depreciation Expense, (D) Consolidated Interest Expense and (E) all other non-cash items reducing the Consolidated Net Income (including any charge on account of contributions to employee benefit plans made in Common Equity of the Company, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period, in each case determined on a consolidated basis in accordance with GAAP and MINUS (iii) the aggregate amount of all non-cash items, determined on a consolidated basis, to the extent such items increased Consolidated Net Income for such period.

               "CONSOLIDATED DEPRECIATION EXPENSE" for any period means the depreciation expense of the Company and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

               "CONSOLIDATED INCOME TAX EXPENSE" for any period means the provision for taxes based on income and profits of the Company and its Restricted Subsidiaries to the extent such income or profits were included in computing Consolidated Net Income for such period.

               "CONSOLIDATED INTEREST COVERAGE RATIO" means, with respect to any determination date, the ratio of (a) Consolidated Cash Flow for the four full fiscal quarters immediately preceding the determination date for which financial statements are publicly available (for any determination, the "REFERENCE PERIOD"), to (b) Consolidated Interest Expense for such Reference Period. In making such computations, (i) Consolidated Cash Flow and Consolidated Interest Expense shall be calculated on a pro forma basis assuming that (A) the Indebtedness to be incurred or the Disqualified Capital Stock or Preferred Stock to be issued (and all other Indebtedness incurred or Disqualified Capital Stock or Preferred Stock issued after the first day of such Reference Period referred to in Section 4.09 hereof through and including the date of determination), and (if applicable) the application of the net proceeds therefrom (and from any other such Indebtedness, Disqualified Capital Stock or Preferred Stock), including the refinancing of other Indebtedness, had been incurred or issued on the first day of such Reference Period and, in the case of Acquired Indebtedness, on the assumption that the related transaction (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation and (B) any acquisition or disposition by the Company or any Restricted Subsidiary of any properties or assets outside the ordinary course of business or any repayment of any principal amount of any Indebtedness of the Company or any Restricted Subsidiary prior to the stated maturity thereof, in either case since the first day of such Reference Period through and including the date of determination, had been consummated on such first day of such Reference Period (and, in the case of any such acquisition, Consolidated Cash Flow shall be calculated without regard to clause (ii) of the proviso in the "Consolidated Net Income" definition); (ii) the Consolidated Interest Expense attributable to interest on any Indebtedness required to be computed on a pro forma basis in accordance with Section 4.09 hereof and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate; (iii) the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility required to be computed on a pro forma basis in accordance with
Section 4.09 hereof shall be computed based upon the average daily balance of such Indebtedness during the applicable period; PROVIDED that such average daily balance shall be reduced by the amount of any repayment of Indebtedness under a revolving credit facility during the applicable period, to the extent such repayment permanently reduced the commitments or amounts available to be reborrowed under such facility below the amount of such average daily balance during the applicable period; (iv) notwithstanding the foregoing clauses (ii) and (iii), interest on Indebtedness determined on a floating rate basis, to the extent such interest is covered by agreements relating to Hedging Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements; and (v) if after the first day of the applicable Reference Period and before the date of determination, the Company has permanently retired any Indebtedness out of the net proceeds of the issuance and sale of shares of Capital Stock (other than Disqualified Capital Stock) of the Company within 30 days of such issuance and sale, Consolidated Interest Expense shall be calculated on a pro forma basis as if such Indebtedness had been retired on the first day of such period.

               "CONSOLIDATED INTEREST EXPENSE" for any period means the sum, without duplication, of the total interest expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and including without duplication, (i) imputed interest on Capitalized Lease Obligations and Attributable Indebtedness, (ii) commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations, bankers' acceptance financing and Receivables financings, (iii) the net costs associated with Hedging Obligations, (iv) amortization of other financing fees and expenses, (v) the interest portion of any deferred payment obligations, (vi) amortization of debt discount or premium, if any, (vii) all other non-cash interest expense, (viii) capitalized interest, (ix) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Restricted Subsidiary) on any series of Preferred Stock of the Company or any Restricted Subsidiary, MULTIPLIED BY (b) a fraction, the numerator of which is one and the denominator of which is one MINUS the then current combined federal, state and local statutory tax rate of the Company and its Restricted Subsidiaries, expressed as a decimal, (x) all interest payable with respect to discontinued operations, and (xi) all interest on any Indebtedness of any other Person Guaranteed by the Company or any Restricted Subsidiary, provided that Consolidated Interest Expense shall not include the write-off of debt issuance costs or debt discount or premium in connection with an early retirement of debt.

               "CONSOLIDATED NET INCOME" for any period means the net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income (or loss) of any Person (other than a Restricted Subsidiary) in which any Person other than the Company and its Restricted Subsidiaries has an ownership interest, except to the extent that cash in an amount equal to any such income has actually been received by the Company or any of its Wholly-Owned Restricted Subsidiaries during such period; (ii) except to the extent includible in the Consolidated Net Income pursuant to the foregoing clause (i), the net income (or loss) of any Person that accrued prior to the date that (a) such Person becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any Restricted Subsidiary or (b) the assets of such Person are acquired by the Company or any Restricted Subsidiary; (iii) the net income of any Restricted Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary during such period; (iv) any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized during such period by the Company or any Restricted Subsidiary upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the Company or any Restricted Subsidiary or (b) any Asset Sale by the Company or any of its Restricted Subsidiaries, (v) any extraordinary gain (or extraordinary loss), together with any related provision for taxes on any such extraordinary gain (or the tax effect of any such extraordinary loss), realized by the Company or any Restricted Subsidiary during such period; and
(vi) in the case of a successor to the Company by consolidation, merger or transfer of its assets, any income (or loss) of the successor prior to such merger, consolidation or transfer of assets.

               "CONSOLIDATED NET WORTH" means, with respect to any Person as of any date, the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication)
(i) any amounts thereof attributable to Disqualified Stock of such Person or its Subsidiaries and (ii) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a Subsidiary of such Person.

               "CONSOLIDATED TANGIBLE ASSETS" means, with respect to any Person, the total assets of such Person and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as of the end of the most recent fiscal quarter of such Person for which financial statements are publicly available, less (without duplication) the sum of: (i) all intangible assets (including patents, trademarks, copyrights, goodwill, organizational expenses and similar intangible items), and (ii) all Investments in Persons that are not Restricted Subsidiaries (except Cash Equivalents).

               "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

               "COVERAGE RATIO INCURRENCE CONDITION" would be met at any specified time only if the Company (or its Successor, as the case may be) would be able to incur $1.00 of additional Indebtedness at such specified time pursuant to the Consolidated Interest Coverage Ratio test set forth in clause (ii) of Section 4.09 hereof.

               "CREDIT AGREEMENT" means the Credit Agreement dated as of March 25, 1998 by and among the Company, as Borrower, NationsBank, N.A. (formerly known as NationsBank of Texas, N.A.), as Administrative Agent, certain financial institutions as Arrangers, Syndication Agents and Documentation Agent, and the Lenders named therein, together with any security documents, and guarantees in connection therewith and any additional guarantees executed by the Subsidiary Guarantors, as any of the foregoing may be subsequently amended, restated, refinanced, or replaced from time to time.

               "CREDIT FACILITIES" means, with respect to the Company or any Subsidiary Guarantor, one or more credit facilities with banks or other institutional lenders providing for revolving loans, term loans, Receivables financing (including through the sale of Receivables to such lenders or to special purpose entities formed to borrow from or issue securities to such lenders against such Receivables) or letters of credit.

               "DEFAULT" means (i) any Event of Default or (ii) any event, act or condition that, after notice or the passage of time or both would be, an Event of Default.

               "DEFINITIVE NOTE" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests" attached thereto.

               "DEPOSITARY" means the Person specified in Section 2.03 hereof as the Depositary with respect to the Global Notes, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

               "DESIGNATED SENIOR INDEBTEDNESS" means (i) Indebtedness under the Credit Agreement (whether incurred pursuant to the definition of Permitted Indebtedness or pursuant to clause (ii) of Section 4.09 hereof and
(ii) any other Indebtedness constituting Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness that at the date of determination, has an aggregate principal amount outstanding of at least $25.0 million and that is specifically designated by the Company or the Subsidiary Guarantor, in the instrument creating or evidencing such Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness or in an Officers' Certificate delivered to the Trustee, as "Designated Senior Indebtedness."

               "DISQUALIFIED CAPITAL STOCK" means any Capital Stock of such Person or any of its Subsidiaries that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or any of its Subsidiaries, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking find obligation or otherwise, in whole or in part, on or prior to the final maturity date of the Notes; PROVIDED, HOWEVER, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock that is not Disqualified Capital Stock, and that is not convertible, puttable or exchangeable for Disqualified Capital Stock or Indebtedness, shall not be deemed to be Disqualified Capital Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock that is not Disqualified Capital Stock.

               "DISTRIBUTION COMPLIANCE PERIOD" means the 40-day distribution compliance period as defined in Regulation S.

               "DOMESTIC SUBSIDIARY" means any Subsidiary other than a Foreign Subsidiary.

               "EQUITY OFFERING" means an offering or sale of Capital Stock (other than Disqualified Capital Stock) of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act or pursuant to an exemption from the registration requirements thereof.

               "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator for the Euroclear system.

               "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended.

               "EXCHANGE NOTES" means the Series B Notes issued in the Exchange Offer pursuant to Section 2.06(f)(i) hereof.

               "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

               "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

               "EXISTING JOINT VENTURE INVESTMENTS" means the Investments of the Company and its Restricted Subsidiaries in Midwest Metal Coating LLC, a Delaware limited liability company, BSM, Metallic de Mexico, S.A. de C.V., a Mexican stock corporation, and DOUBLECOTE L.L.C., a Delaware limited liability company, to the extent in existence on the Issue Date or required to be made following the Issue Date pursuant to legally binding commitments in effect on the Issue Date. The aggregate amount of all Existing Joint Venture Investments existing or committed on the Issue Date equals approximately $38.1 million.

               "FAIR MARKET VALUE" of any asset or items means the fair market value of such asset or items as determined in good faith by the Board of Directors and evidenced by a Board Resolution.

               "FOREIGN SUBSIDIARY" means any Subsidiary of the Company that is not incorporated or organized in the United States or in any State thereof and substantially all of the assets of which are located outside of the United States or that conducts substantially all of its business outside of the United States.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date.

               "GLOBAL NOTE LEGEND" means the legend set forth in Section 2.06(g)(ii) hereof, which is required to be placed on all Global Notes issued under this Indenture.

               "GLOBAL NOTES" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

               "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

               "GUARANTEE" means a direct or indirect guarantee by any Person of any Indebtedness of any other Person and includes any obligation, direct or indirect, contingent or otherwise, of such Person: (i) to purchase or pay (or advance or supply funds for the purchase or payment of) Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise); or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). "Guarantee," when used as a verb, and "Guaranteed" have correlative meanings.

               "HEDGING OBLIGATIONS" of any Person means the obligations of such Person pursuant to (i) any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates, (ii) agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates in the conduct of its operations, or (iii) any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices, in each case, entered into in the ordinary course of business for BONA FIDE hedging purposes and not for the purpose of speculation.

               "HOLDER" means a Person in whose name a Note is registered.

               "IAI GLOBAL NOTE" means the Global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited Investors.

               "INCUR" means, with respect to any Indebtedness or Obligation, incur, create, issue, assume, Guarantee or otherwise become directly or, indirectly liable, contingently or otherwise, with respect to such Indebtedness or Obligation; PROVIDED that (i) the Indebtedness of a Person existing at the time such Person became a Restricted Subsidiary shall be deemed to have been incurred by such Restricted Subsidiary and (ii) neither the accrual of interest nor the accretion of accreted value shall be deemed to be an incurrence of Indebtedness.

               "INDEBTEDNESS" of any Person at any date means, without duplication: (i) all liabilities, contingent or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred by such Person in the ordinary course of business in connection with obtaining goods, materials or services, which payable is not overdue by more than 60 days according to the original terms of sale unless such payable is being contested in good faith; (v) the maximum fixed redemption or repurchase price of all Disqualified Capital Stock of such Person; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others Guaranteed by such Person to the extent of such Guarantee; PROVIDED that Indebtedness of the Company or its Subsidiaries that is Guaranteed by the Company or the Company's Subsidiaries shall only be counted once in the calculation of the amount of Indebtedness of the Company and its Subsidiaries on a consolidated basis; (ix) all Attributable Indebtedness; and (x) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the lesser of (A) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (B) the amount of the Indebtedness secured. For purposes of the preceding sentence, the "maximum fixed redemption or repurchase price" of any Disqualified Capital Stock that does not have a fixed redemption or repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased or redeemed on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Capital Stock (or any equity security for which it may be ex-changed or convened), such Fair Market Value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution. "Indebtedness" shall include with respect to any Receivables Facility under which the purchaser has recourse to such Person or any Restricted Subsidiary of such Person, the sum of (a) the aggregate uncollected balances of Accounts Receivable (as defined in the definition of "Receivables") transferred ("TRANSFERRED RECEIVABLES") in such Receivables Facility plus (b) the aggregate amount of all collections of Transferred Receivables theretofore received by such Person or a Subsidiary of such Person but not yet remitted to the purchaser, net of all reserves or holdbacks retained by or for the benefit of the purchaser and net of any interest retained by such Person and reasonable costs and expenses (including fees and commissions and taxes other than income taxes) incurred by such Person in connection therewith and not payable to any Affiliate of such Person.

               "INDENTURE" means this Indenture, as amended or supplemented from time to time.

               "INDEPENDENT DIRECTOR" means a director of the Company who (i) is in fact independent with respect to the transaction at issue; (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any of its Subsidiaries, or in any Affiliate of the Company or any of its Subsidiaries (other than as a result of holding securities of the Company); and (iii) has not and whose Affiliates have not, at any time during the twelve months prior to the taking of any action hereunder, directly or indirectly, received, or entered into any understanding or agreement to receive, any compensation, payment or other benefit, of any type or form, from the Company or any of its Affiliates, other than customary directors' fees for serving on the Board of Directors or the board of directors of any Affiliate and reimbursement of out-of-pocket expenses for attendance at the Company's or Affiliate's board and board committee meetings.

               "INDEPENDENT FINANCIAL ADVISOR" means an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Board of Directors, qualified to perform the task for which it has been engaged and disinterested and independent with respect to the Company and its Affiliates.

               "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Note through a Participant.

               "INITIAL PURCHASER" means any of Warburg Dillon Read LLC, NationsBanc Montgomery Securities LLC, Bear, Stearns & Co. Inc. and First Union Capital Markets.

               "INSOLVENCY OR LIQUIDATION PROCEEDING" means, with respect to any Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, in-solvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

               "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is not also a QIB.

               "INVESTMENTS" of any Person means (i) all direct or indirect investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding commission, travel and similar advances to Officers and employees made in the ordinary course of business) or other credit extensions constituting Indebtedness of such other Person, and any Guarantee of Indebtedness of any other Person, (ii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iii) all other items that would be classified as investments (including purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP. Except as otherwise expressly specified herein, the amount of any Investment (other than an Investment made in cash) shall be the Fair Market Value thereof on the date such Investment is made. If the Company or any Subsidiary sells or otherwise disposes of any Capital Stock of any direct or indirect Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or other disposition equal to the Fair Market Value of the Capital Stock of and all other Investments in such Subsidiary not sold or disposed of, which amount shall be determined by the Board of Directors.

               "ISSUE DATE" means the date on which the initial $125.0 million in Notes are issued.

               "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

               "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders for use by such Holders in connection with the Exchange Offer.

               "LIEN" means, with respect to any asset or property, any mortgage, deed of trust, lien (statutory or other), pledge, lease, easement, restriction, covenant, charge, security interest or other encumbrance of any kind or nature in respect of such asset or property, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, and any lease in the nature thereof (including mortgages or liens that are or would be deemed to exist on property subject to leases in effect on January 31, 1999 which mortgages or liens are or under GAAP should be recorded as Capital Leases), any option or other agreement to sell, and any filing of, or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction (other than cautionary filings in respect of operating leases).

               "MOODY'S" means Moody's Investors Service, Inc., and its successors.

               "NET AVAILABLE PROCEEDS" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the properties or assets subject to the Asset Sale or having a Lien therein and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including pensions and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; PROVIDED, HOWEVER, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Available Proceeds.

               "NON-RECOURSE PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company or any of its Restricted Subsidiaries incurred to finance the purchase of any assets of the Company or any of its Subsidiaries within 90 days of such purchase, (a) to the extent the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets, (b) to the extent the purchase cost of such assets is or should be included in "additions to property, plant and equipment" in accordance with GAAP, and (c) to the extent that the lenders thereunder expressly agree in the related documentation that such Indebtedness is non-recourse to the Company and its Restricted Subsidiaries and their respective assets, other than the assets so purchased.

               "NON-U.S. PERSON" means a Person who is not a U.S. Person.

               "NOTES" has the meaning assigned to it in the preamble to this Indenture.

               "OBLIGATION" means any principal, interest (including, in the case of Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness, interest accruing subsequent to the filing of a petition in bankruptcy or insolvency at the rate specified in the document relating to such Indebtedness, whether or not such interest is an allowed claim permitted to be enforced against the obligor under applicable law), penalties, fees, indemnification, reimbursements, costs, expenses, damages and other liabilities payable under the documentation governing any Indebtedness.

               "OFFERING" means the offering of the Notes by the Company.

               "OFFERING MEMORANDUM" means the offering memorandum relating to the issuance by the Company of the Series A Notes dated April 30, 1999.

               "OFFICER" means any of the following of the Company: the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary.

               "OFFICERS' CERTIFICATE" means a certificate signed by two
Officers.

               "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of
Section 12.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

               "PARI PASSU INDEBTEDNESS" means any Indebtedness of the Company that ranks PARI PASSU with the Notes.

               "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

               "PARTICIPATING BROKER-DEALER" has the meaning set forth in the Registration Rights Agreement.

               "PAYMENT RESTRICTION" with respect to a Subsidiary of any Person, means any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such

Person or any other Subsidiary of such Person, (c) Guarantee any Indebtedness of the Company or any Restricted Subsidiary, or (d) transfer any of its properties or assets to such Person or any other Subsidiary of such Person (other than customary restrictions on transfers of property subject to a Lien permitted under this Indenture) or (ii) such Person or any other Subsidiary of such Person to receive or retain any such dividends, distributions or payments, loans or advances, Guarantees or transfer of properties or assets.

               "PERMITTED INDEBTEDNESS" means any of the following:

               (i) Indebtedness of the Company and any Subsidiary Guarantor under Credit Facilities in an aggregate principal amount (or face amount, in the case of letters of credit) at any time outstanding not to exceed the sum of (a) $200.0 million, less the amount thereof that has been repaid (or the amount of any permanent commitment reduction) under Section
4.10 hereof, and (b) the greater of (x) $240.0 million, less the amount thereof that has been repaid (or the amount of any permanent commitment reduction) under Section 4.10 hereof, and (y) the sum of 80% of the book value of the accounts receivable and 50% of inventory of the Company and its Restricted Subsidiaries, calculated on a consolidated basis and in accordance with GAAP;

               (ii) Indebtedness under the Notes (other than any Additional Notes), the Subsidiary Guarantees and this Indenture;

               (iii) Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date and described in the Offering Memorandum (other than Indebtedness referred to in clauses (i) and (ii) above, and after giving effect to the intended use of proceeds of the Notes);

               (iv)   Indebtedness under Hedging Obligations; PROVIDED that
(1) such Hedging Obligations are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by Section 4.09 hereof, and
(2) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of such Indebtedness to which such Hedging Obligations relate;

               (v) Indebtedness of the Company to a Subsidiary Guarantor and Indebtedness of any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor; PROVIDED, HOWEVER, that upon either (1) the subsequent issuance (other than directors' qualifying shares), sale, transfer or other disposition of any Capital Stock or any other event which results in any such Subsidiary Guarantor ceasing to be a Subsidiary Guarantor or (2) the transfer or other disposition of any such Indebtedness (except to the Company or a Subsidiary Guarantor), the provisions of this clause (v) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed, in each case, to be incurred and shall be treated as an in-currence for purposes of Section 4.09 hereof at the time the Subsidiary Guarantor in question ceased to be a Subsidiary Guarantor or the time such transfer or other disposition occurred;

               (vi) Guarantees by Subsidiary Guarantors of Indebtedness of the Company permitted to be incurred by clause (ii) of Section 4.09 hereof;

               (vii) Indebtedness in respect of bid, performance or surety bonds issued for the account of the Company in the ordinary course of business, including Guarantees or obligations of the Company with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed);

               (viii) Indebtedness incurred by the Company or any Restricted Subsidiary in respect of (a) Non-Recourse Purchase Money Indebtedness, or (b) other purchase money Indebtedness (including Capitalized Leases) incurred for the purpose of financing all or any part of the purchase price of property, plant or equipment used in the business of the Company or such Restricted Subsidiary within 90 days of such purchase, PROVIDED the aggregate principal amount of such Indebtedness under this clause (b) does not exceed $10.0 million at any time outstanding;

               (ix) Refinancing Indebtedness with respect to Indebtedness incurred pursuant to clause (ii), (iii) or (viii) above; and

               (x) Indebtedness of the Company and the Subsidiary Guarantors, other than Indebtedness incurred pursuant to the foregoing clauses of this definition, with an aggregate principal face or stated amount (as applicable) at any time outstanding for all such Indebtedness incurred pursuant to this clause not in excess of $10.0 million.

               "PERMITTED JUNIOR SECURITIES" means (i) capital stock of the Company (other than Disqualified Capital Stock), (ii) securities of the Company, any Subsidiary Guarantor or any other corporation authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes or Subsidiary Guarantee to the Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (iii) any securities of the Company or any Subsidiary Guarantor provided for by a plan of reorganization or readjustment that are subordinated in right of payment to all Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness, as the case may be, that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes or Subsidiary Guarantee are subordinated to Senior Indebtedness or Subsidiary Guarantor Senior Indebtedness.

               "PERMITTED SALE OR ISSUANCE" means (i) any sale by the Company of Capital

Stock of a Restricted Subsidiary or (ii) any issuance by a Restricted Subsidiary of its Capital Stock, in each case in a single transaction or series of substantially contemporaneous related transactions, PROVIDED that
(a) immediately following such sale or issuance, the Company and its Restricted Subsidiaries own, in the aggregate, no more than 10% of any class of Capital Stock of such former Subsidiary, and (b) the remaining ownership interest in such former Subsidiary shall be deemed to be the making of a Restricted Investment in the amount set forth in the definition of "Investment" and the Company and its Restricted Subsidiaries is able to make such Restricted Investment at the time of such sale or issuance under Section
4.07 hereof.

               "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

               "PLAN OF LIQUIDATION" with respect to any Person, means a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise): (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety; and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition of all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

               "POST-PETITION INTEREST" means, with respect to any Indebtedness of any Person, all interest accrued or accruing on such Indebtedness after the commencement of any Insolvency or Liquidation Proceeding against such Person in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing such Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

               "PREFERRED STOCK" means, with respect to any Person, any and all preferred or preference stock or other equity interests (however designated) of such Person whether now outstanding or issued after the Issue Date.

               "PRIVATE EXCHANGE" means an offer by the Company, pursuant to the Registration Rights Agreement, to issue and deliver to certain purchasers, in exchange for the Notes issued on the Issue Date and held by such purchasers as part of their initial distribution, or otherwise not eligible to be exchanged in the Exchange Offer, a like aggregate principal amount of Private Exchange Notes.

               "PRIVATE EXCHANGE NOTES" means the Series B Notes of the Company issued in exchange for Series A Notes issued on the Issue Date pursuant to Section 2.06(f)(ii) in connection with a Private Exchange pursuant to the Registration Rights Agreement.

               "PRIVATE PLACEMENT LEGEND" means the legend set forth in
Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "QUALIFYING JOINT VENTURE INVESTMENT" means (i) any Existing Joint Venture Investment or (ii) any Restricted Investment made after the Issue Date into a joint venture, or a Subsidiary that is not a Subsidiary Guarantor, engaged in a Related Business, PROVIDED the amount of such Investment, when made, reduced the amount available for subsequent Restricted Payments under clause (iii) of the first paragraph of Section 4.07 hereof.

               "QUALIFYING RECEIVABLES FACILITY" means any Receivables Facility, PROVIDED that (a) consideration in an amount at least equal to the Fair Market Value of the Receivables sold in such facility is received, directly or indirectly, by the Company or any of its Restricted Subsidiaries, and (b) all the net cash proceeds of such facility are remitted to the Company or any Restricted Subsidiary.

               "RECEIVABLES" means, collectively, (a) the Indebtedness and other obligations owed to the Company or any of its Subsidiaries (before giving effect to any sale or transfer thereof pursuant to a Receivables Facility), whether constituting an account, chattel paper, an instrument, a document or general intangible, arising in connection with the sale of goods and/or services by the Company or such Subsidiary, including the obligation to pay any late fees, interest or other finance charges with respect thereto (each referred to in this definition as an "Account Receivable"), (b) all of the Company's or such Subsidiary's interest in the goods (including returned goods), if any, the sale of which gave rise to any Account Receivable, and all insurance contracts with respect thereto, (c) all other security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of any Account Receivable, together with all financing statements and security agreements describing any collateral securing such Account Receivable, (d) all Guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Account Receivable, (e) all contracts, invoices, books and records of any kind related to any Account Receivable, (f) all cash collections in respect of, and cash proceeds of, any of the foregoing and any and all lockboxes, lockbox accounts, collection accounts, concentration accounts and similar accounts in or into which such collections and cash proceeds are now or hereafter deposited, collected or concentrated, and (g) all proceeds of any of the foregoing.

               "RECEIVABLES FACILITY" means, with respect to any Person, any Receivables securitization or factoring program pursuant to which such Person receives proceeds pursuant to a sale, pledge or other encumbrance of its Receivables. A Receivables Facility involving the sale, pledge or other encumbrance of Receivables of, and the direct or indirect receipt of the proceeds thereof by, the Company or any Restricted Subsidiary thereof shall constitute a Receivables Facility of the Company and/or its Restricted Subsidiaries whether or not as part of such securitization or factoring program such Receivables are initially contributed or otherwise transferred to an Unrestricted Subsidiary of the Company (and then resold or encumbered by such Unrestricted Subsidiary).

               "RECEIVABLES SUBSIDIARY" means any Subsidiary created primarily to purchase or finance the Receivables of the Company and/or its Subsidiaries pursuant to a Receivables Facility, so long as (i) no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Subsidiary (a) is Guaranteed by the Company or any Restricted Subsidiary, (b) is recourse to the Company or any Restricted Subsidiary or (c) subjects any property or asset of the Company or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof and (ii) no default or event of default with respect to any Indebtedness of such Subsidiary would permit any holder of any Indebtedness of the Company or any Restricted Subsidiary (other than the Notes) to declare such Indebtedness of the Company or any Restricted Subsidiary due and payable prior to its maturity. If, at any time, such Receivables Subsidiary would fail to meet the foregoing requirements as a Receivables Subsidiary, it shall thereafter cease to be a Receivables Subsidiary for purposes of this Indenture and any Indebtedness of such Receivables Subsidiary shall be deemed to be incurred by a Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.09 hereof, the Company shall be in default of such Section).

               "REFINANCING INDEBTEDNESS" means Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used substantially concurrently to repay, redeem, refund, refinance, discharge or otherwise retire for value, in whole or in part (collectively, "repay"), or constituting an amendment, modification or supplement to or a deferral or renewal of (collectively, an "amendment"), any Indebtedness of the Company or any Restricted Subsidiary (the "REFINANCED INDEBTEDNESS") in a principal amount not in excess of the principal amount of the Refinanced Indebtedness so repaid or amended (or, if such Refinancing Indebtedness refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement); PROVIDED that: (i) the Refinancing Indebtedness is the obligation of the same Person as that of the Refinanced Indebtedness, (ii) if the Refinanced Indebtedness was subordinated to or PARI PASSU with the Note In-debtedness or the Subsidiary Guarantee Indebtedness, as the case may be, then such Refinancing Indebtedness, by its terms, is expressly PARI PASSU with (in the case of Refinanced Indebtedness that was PARI PASSU with) or subordinate in right of payment to (in the case of Refinanced Indebtedness that was subordinated to) the Note Indebtedness or the Subsidiary Guarantee Indebtedness, as the case may be, at least to the same extent as the Refinanced Indebtedness; (iii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Refinanced Indebtedness being repaid or amended or (b) after the maturity date of the Notes; (iv) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Notes has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Refinanced Indebtedness being repaid that is scheduled to mature on or prior to the maturity date of the Notes; and (v) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets, that the Refinanced Indebtedness being repaid or amended is secured.

               "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company, the Subsidiary Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time, and, with respect to any Additional Notes, one or more registration rights agreements among the Company, the Subsidiary Guarantors and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the Securities Act.

               "REGULATION S" means Regulation S promulgated under the Securities Act.

               "REGULATION S GLOBAL NOTE" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

               "REGULATION S PERMANENT GLOBAL NOTE" means a permanent global
Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

               "REGULATION S TEMPORARY GLOBAL NOTE" means a temporary Global
Note in the form of Exhibit A-2 hereto bearing the Private Placement Legend and the Regulation S Temporary Note Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

               "REGULATION S TEMPORARY NOTE LEGEND" means the legend set forth in Section 2.06(g)(iii) hereof which is required to be placed on all Regulation S Temporary Global Notes issued under this Indenture.

               "RELATED BUSINESS" means any business or industry in which the Company and its Subsidiaries operate on the Issue Date, or that is reasonably related or complementary to the business of the Company and its Subsidiaries as such business exists on the Issue Date.

               "RELATED BUSINESS INVESTMENT" means any Investment directly by the Company or its Subsidiaries in any Related Business.

               "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

               "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "RESTRICTED DEBT PAYMENT" means any prepayment, purchase, redemption, defeasance (including Covenant Defeasance or Legal Defeasance) or other acquisition or retirement for value, directly or indirectly, by the Company or a Restricted Subsidiary, prior to the scheduled maturity or prior to any scheduled repayment of principal or sinking fund payment, as the case may be, in respect of Subordinated Indebtedness.

               "RESTRICTED DEFINITIVE NOTE" means a Definitive Note bearing the Private Placement Legend.

               "RESTRICTED GLOBAL NOTE" means a Global Note bearing the Private Placement Legend.

               "RESTRICTED INVESTMENT" means any Investment by the Company or any Restricted Subsidiary, except (i) an Investment in Cash Equivalents, (ii) an Investment in a Subsidiary Guarantor, and (iii) an Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (a) such Person becomes a Subsidiary Guarantor or (b) such Person, in one transaction or a series of substantially concurrent related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Subsidiary Guarantor.

               "RESTRICTED PAYMENT" means with respect to any Person: (i) the declaration or payment of any dividend (other than a dividend declared by a Wholly-Owned Restricted Subsidiary to holders of its Common Equity) or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person's Capital Stock (except that a dividend payable solely in Capital Stock (other than Disqualified Capital Stock) of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of such Person's Capital Stock (or, in the case of the Company, the Capital Stock of any Subsidiary Guarantor or, in the case of any Restricted Subsidiary, the Capital Stock of the Company or any Subsidiary Guarantor) or any other payment or distribution made in respect of any such Capital Stock, either directly or indirectly (other than a payment solely in Capital Stock that is not Disqualified Capital Stock); (iii) any Restricted Investment; or
(iv) any Restricted Debt Payment.

               "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

               "RULE 144" means Rule 144 promulgated under the Securities Act.

               "RULE 144A" means Rule 144A promulgated under the Securities Act.

               "RULE 903" means Rule 903 promulgated under the Securities Act.

               "RULE 904" means Rule 904 promulgated the Securities Act.

               "SEC" means the Securities and Exchange Commission.

               "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and its successors.

               "SALE AND LEASEBACK TRANSACTIONS" means with respect to any Person an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

               "SECRETARY'S CERTIFICATE" means a certificate signed by the Secretary of the Company.

               "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

               "SENIOR INDEBTEDNESS" means all Indebtedness and other Obligations specified below payable directly or indirectly by the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed by the Company: (i) the principal of and interest on and all other Obligations under the Credit Agreement (including all loans, letters of credit and unpaid drawings with respect thereto and other extensions of credit under the Credit Agreement, and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to the Credit Agreement), (ii) amounts payable in respect of any Hedging Obligations with respect to Senior Indebtedness, and (iii) all other Indebtedness of the Company referred to in clauses (i), (ii), (iii), (iv),
(vi) and (vii) of the definition of "Indebtedness" and all Guarantees of the Company of any such Indebtedness, in each case to the extent not prohibited by Section 4.09 hereof, provided such Indebtedness is not expressly PARI PASSU with, or subordinated to, the Notes. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (a) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Indebtedness, (b) any trade payable or accrued expense arising from the purchase of goods or materials or for services obtained in the ordinary course of business, (c) Indebtedness incurred (but only to the extent incurred) in violation of this Indenture as in effect at the time of the respective incurrence, (d) any Indebtedness of the Company, when incurred, was without recourse to the Company, (e) any Indebtedness to any employee of the Company or any of its respective Subsidiaries, (f) any Indebtedness of the Company to any of its Subsidiaries or Affiliates of the Company (including any of their respective officers or directors) or (g) any liability for taxes owed or owing by the Company.

               "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as set forth in the Registration Rights Agreement.

               "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company that would be a "Significant Subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act as such Registration is in effect on the Issue Date.

               "SPECIAL INTEREST" means Special Interest as set forth in the Registration Rights Agreement.

               "SUBORDINATED INDEBTEDNESS" means Indebtedness of the Company or any Restricted Subsidiary that is subordinated in right of payment to the Notes or the Subsidiary Guarantees, respectively.

               "SUBSIDIARY" of any Person means (i) any corporation of which at least a majority of the aggregate voting power of all classes of the Common Equity is owned by such Person directly or through one or more other Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns at least a majority of the Common Equity of such entity. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

               "SUBSIDIARY GUARANTEES" mean the guarantees endorsed on the Notes by the Subsidiary Guarantors.

               "SUBSIDIARY GUARANTOR SENIOR INDEBTEDNESS" means all Indebtedness and other Obligations specified below payable directly or indirectly by any Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed by such Subsidiary Guarantor: (i) the Guarantees by any Subsidiary Guarantor of principal of and interest on and all other Obligations under the Credit Agreement (including all loans, letters of credit and unpaid drawings with respect thereto and other extensions of credit under the Credit Agreement, and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to the Credit Agreement), (ii) amounts payable in respect of any Hedging Obligations with respect to Subsidiary Guarantor Senior Indebtedness, and (iii) all other Indebtedness of a Subsidiary Guarantor referred to in clauses (i), (ii), (iii), (iv), (vi) and (vii) of the definition of "Indebtedness" and all Guarantees of any such Indebtedness of the Company or any Subsidiary Guarantor, in each case to the extent not prohibited by Section
4.09 hereof, provided such Indebtedness is not expressly PARI PASSU with, or subordinated to, the Notes. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (a) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Subsidiary Guarantor Senior Indebtedness, (b) any trade payable or accrued expense arising from the purchase of goods or materials or for services obtained in the ordinary course of business, (c) Indebtedness incurred (but only to the extent incurred) in violation of this Indenture as in effect at the time of the respective incurrence, (d) any Indebtedness of a Subsidiary Guarantor that, when incurred, was without recourse to such Subsidiary Guarantor, (e) any Indebtedness to any employee of a Subsidiary Guarantor or the Company or any of its respective Subsidiaries, (f) any Indebtedness of a Subsidiary Guarantor to the Company or any of its Subsidiaries or Affiliates (including any of their respective officers or directors) or (g) any liability for taxes owed or owing by the Subsidiary Guarantor.

               "SUBSIDIARY GUARANTORS" means each Restricted Subsidiary of the Company on the Issue Date, and each other Person who is required to become a Subsidiary Guarantor by the terms of this Indenture after the Issue Date (or whom the Company otherwise causes to become a Subsidiary Guarantor).

               "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

               "TRANSFER RESTRICTED SECURITIES" has the meaning set forth in the Offering Memorandum.

               "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

               "UNRESTRICTED DEFINITIVE NOTE" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

               "UNRESTRICTED GLOBAL NOTE" means a permanent global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

               "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. Initially, BSM is designated an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary, and any such designation shall be deemed to be a Restricted Investment at the time of and immediately upon such designation by the Company and its Restricted Subsidiaries in the amount of the Consolidated Net Worth of such designated Subsidiary and its consolidated Subsidiaries at such time; PROVIDED that such designation shall be permitted only if (A) the Company and its Restricted Subsidiaries would be able to make the Restricted Investment deemed made pursuant to such designation at such time, (B) no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Subsidiary (x) is Guaranteed by the Company or any Restricted Subsidiary, (y) is recourse to the Company or any Restricted Subsidiary or (z) subjects any property or asset of the Company or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof and (C) no default or event of default with respect to any Indebtedness of such Subsidiary would permit any holder of any Indebtedness of the Company or any Restricted Subsidiary (other than the Notes) to declare such Indebtedness of the Company or any Restricted Subsidiary due and payable prior to its maturity. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary, and any such designation shall be deemed to be an incurrence by the Company and its Subsidiaries of the Indebtedness (if any) of such Subsidiary so designated for purposes of Section 4.09 hereof as of the date of such designation; PROVIDED that such designation shall be permitted only if immediately after giving effect to such designation and the incurrence of any such additional Indebtedness deemed to have been incurred thereby (x) the Company would meet the Coverage Ratio Incurrence Condition and (y) no Default shall be continuing. Any such designation by the Board of Directors described in the two preceding sentences shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the Board Resolution giving effect to such designation and an Officer's Certificate certifying that such designation complied with the foregoing conditions and setting forth the underlying calculations of such certificate. If, at any time after being designated as such, any Unrestricted Subsidiary fails to meet any of the requirements of the proviso of the second sentence of this definition, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture, such Subsidiary shall be deemed to have been acquired on such date and any Indebtedness or Preferred Stock of and Investments made by such Subsidiary shall be deemed to be incurred or acquired by a Restricted
Subsidiary as of such date (and, if such Indebtedness, Preferred Stock or Investments are not permitted to be incurred, issued or acquired as of such date under Sections 4.07, 4.08, 4.09 or 4.14 hereof, as applicable, the Company shall be in default of such Sections).

               "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

               "VOTING STOCK" with respect to any Person, means securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the board of directors of such Person.

               "WEIGHTED AVERAGE LIFE TO MATURITY" when applied to any Indebtedness at any date, means the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

               "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means a Restricted Subsidiary of which 100% of the Capital Stock (except for directors' qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by the Company or through one or more Wholly-Owned Restricted Subsidiaries.

               SECTION 1.02.  OTHER DEFINITIONS.

               "AFFILIATE TRANSACTION"........................   4.11
               "AUTHENTICATION ORDER".........................   2.02
               "CHANGE OF CONTROL OFFER"......................   3.10
               "CHANGE OF CONTROL PURCHASE PRICE..............   3.10
               "COVENANT DEFEASANCE"..........................   8.03
               "EVENT OF DEFAULT".............................   6.01
               "EXCESS PROCEEDS"..............................   4.10
               "LEGAL DEFEASANCE".............................   8.02

               "NET PROCEEDS DEFICIENCY"......................   4.10
               "NET PROCEEDS OFFER"...........................   3.09
               "NON-PAYMENT DEFAULT"..........................   11.03
               "NOTE INDEBTEDNESS"............................   11.01
               "OFFER AMOUNT".................................   3.09
               "OFFER PERIOD".................................   3.09
               "OFFERED PRICE"................................   4.10
               "PARI PASSU INDEBTEDNESS PRICE"................   4.10
               "PAYING AGENT".................................   2.03
               "PAYMENT AMOUNT"...............................   4.10
               "PAYMENT BLOCKAGE NOTICE"......................   11.03
               "PAYMENT BLOCKAGE PERIOD"......................   11.03
               "PAYMENT DEFAULT"..............................   11.03
               "PURCHASE DATE"................................   3.09
               "REGISTRAR"....................................   2.03
               "SERIES A NOTES"...............................   Preamble
               "SERIES B NOTES"...............................   Preamble
               "SUBSIDIARY GUARANTEE INDEBTEDNESS.............   10.02
               "SUCCESSOR"....................................   5.01

               SECTION 1.03.  TIA TERMS.

               Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

               The following TIA terms used in this Indenture have the following meanings:

               "INDENTURE SECURITIES" means the Notes;

               "INDENTURE SECURITY HOLDER" means a Holder;

               "INDENTURE TO BE QUALIFIED" means this Indenture;

               "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

               "OBLIGOR" on the Notes and the Guarantees means the Company and the Subsidiary Guarantors, respectively, and any successor obligor upon the Notes and the Guarantees, respectively.

               All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

               SECTION 1.04.  RULES OF CONSTRUCTION.

               (1)    a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

               (3)    "or" is not exclusive and "including" is not limiting;

               (4) words in the singular include the plural, and in the plural include the singular;

               (5)    provisions apply to successive events and transactions;

               (6) all references to "interest" include Special Interest, whether or not stated; and

               (7) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time unless the context otherwise requires.

                                     ARTICLE TWO

                                      THE NOTES

               SECTION 2.01.  FORM AND DATING.

               (a) GENERAL. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

               The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

               (b) GLOBAL NOTES. Notes issued in global form shall be substantially in the form of Exhibit A-1 or A 2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests" attached thereto) and may or may not have the Private Placement Legend thereon, as provided elsewhere in this Indenture. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Paying Agent, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

               (c) TEMPORARY GLOBAL NOTE. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Distribution Compliance Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Distribution Compliance Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

               (d) EUROCLEAR AND CEDEL PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel Bank.

               SECTION 2.02.  EXECUTION AND AUTHENTICATION.

               Two Officers shall sign the Notes for the Company by manual or facsimile signature. The seal of the Company, if any, shall be reproduced on the Notes and may be in facsimile form.

               If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

               A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

               The Trustee shall, upon written order of the Company signed by an Officer of the Company (an "AUTHENTICATION ORDER"), authenticate (i) Series A Notes for original issue on the date of this Indenture in an aggregate principal amount equal to $125,000,000, (ii) Exchange Notes and Private Exchange Notes in an aggregate principal amount equal to $125,000,000, and (iii) after the date of this Indenture, Additional Notes (and Exchange Notes and Private Exchange Notes in an aggregate principal amount equal to the principal amount of Additional Notes so issued) issued by the Company having identical terms and conditions to the Notes offered hereby, subject to compliance with Section 4.09 hereof (such Additional Notes to be substantially in the form of Exhibit A-1 or Exhibit A-2, as the case may be). Any Additional Notes will be part of the same issue as the Notes offered on the date of this Indenture and will vote on all matters as one class with the Notes offered on the date of this Indenture.

               The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or Affiliates of the Company.

               In the event that the Company shall issue and the Trustee shall authenticate any Notes issued under this Indenture subsequent to the Issue Date pursuant to this Section 2.02, the Company shall use its best efforts to obtain the same "CUSIP" number for such Notes as is printed on the Notes outstanding at such time; PROVIDED, HOWEVER, that if any series of Notes issued under this Indenture subsequent to the Issue Date is determined, pursuant to an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee to be a different class of security than the Notes outstanding at such time for federal income tax purposes, the Company may obtain a "CUSIP" number for such Notes that is different than the "CUSIP" number printed on the Notes then outstanding. Notwithstanding the foregoing, all Notes issued under this Indenture shall vote and consent together on all matters as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

               SECTION 2.03.  REGISTRAR AND PAYING AGENT.

               The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Notes may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

               The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

               The Company initially appoints the Trustee to act as the Registrar and Paying Agent and with respect to the Global Notes.

               SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

               The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Special Interest, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any Insolvency or Liquidation Proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

               SECTION 2.05.  HOLDER LISTS.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders and the Company shall otherwise comply with TIA Section 312(a).

               SECTION 0.06.  TRANSFER AND EXCHANGE.

               (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this
Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b),(c) or (f) hereof.

               (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL NOTE. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Temporary Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchasers.)
       Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

               (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive
       Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an

       Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

               (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                      (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                      (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
       Note if the exchange or transfer complies with the requirements of
       Section 2.06(b)(ii) above and:

                      (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D)     the Registrar receives the following:

                             (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                             (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar or the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               If any such transfer is effected pursuant to subparagraph (B) or
(D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

               Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

               (c) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE NOTES.

               (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                      (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                      (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such beneficial interest is being transferred to an Institutional Accredited Investor or an Affiliate Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                      (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive
       Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

       Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

               (ii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                      (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
               (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Reg-istration Rights Agreement; or

                      (D)     the Registrar receives the following:

                       (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                       (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar or the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

               (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS.

               (i) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                      (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
               (2)(b) thereof;

                      (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                      (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (c) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

               (ii) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                      (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D)     the Registrar receives the following:

                              (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                              (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar or the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

       Upon satisfaction of the conditions of any of the subparagraphs in this
       Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

       If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

               (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

               (i) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                      (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                      (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (ii) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                      (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                      (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D)     the Registrar receives the following:

                              (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                              (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar or the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

               (f)    EXCHANGE OFFER.

               (i) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (A) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (1) they are not broker-dealers, (2) they are not participating in a distribution of the Exchange Notes and (3) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (B) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer to Persons that make the certifications referred to in (1), (2) and (3) of the foregoing clause (A). Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

               (ii) Upon the occurrence of a Private Exchange in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (A) one or more Restricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons who requested such Private Exchange pursuant to the Registration Rights Agreement and (B) Restricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes tendered for acceptance by Persons who requested such Private Exchange pursuant to the Registration Rights Agreement. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes so tendered for acceptance to be reduced accordingly.

               (g) LEGENDS. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

               (i)    PRIVATE PLACEMENT LEGEND.

                      (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

       "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
       SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AND THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE (1) BY ITS ACQUISITION OF THE SECURITY REPRESENTS THAT
       (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR
       (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR OR (D) IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(4) AND EITHER RULE 501(a)(5) OR (6) UNDER THE SECURITIES ACT WHO IS ACQUIRING THE SECURITY

       FOR HIS OWN ACCOUNT (AN "AFFILIATE ACCREDITED INVESTOR") AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE ISSUER THAT
       (X) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
       (1) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, (C) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 OF NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (E) TO AN AFFILIATE ACCREDITED INVESTOR WHO IS PURCHASING NOTES FOR HIS OWN ACCOUNT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR (3) UNDER AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND
       (Y) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY, EVIDENCED BY THIS CERTIFICATE OF THE RESALE RESTRICTIONS DESCRIBED IN (X) ABOVE. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A

       TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

                      (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(iv),
               (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f)(i)
               to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (ii) GLOBAL NOTE LEGEND. Each Global Note shall bear a legend in substantially the following form:

       "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE,
       (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF NCI BUILDING SYSTEMS, INC."

               (iii) REGULATION S TEMPORARY GLOBAL NOTE LEGEND. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

       "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

               (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with
Section 2.11 hereof. At any time prior to such cancellation, if any beneficial inter-est in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

               (i)    GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 3.10, 4.10, and 9.05 hereof).

               (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

               (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (c) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

               (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

               (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

               (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

               SECTION 2.07.  REPLACEMENT NOTES.

               If any mutilated Note is surrendered to the Trustee or the Company or if the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, then, in the absence of notice to the Company that the Note has been acquired by a protected purchaser, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

               Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

               SECTION 2.08.  OUTSTANDING NOTES.

               The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section 3.07(b) hereof.

               If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstand-ing unless the Trustee receives proof satisfactory to it that the replaced
Note is held by a protected purchaser.

               If the principal amount of any Note is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

               If the Paying Agent (other than the Company, a Subsidiary of the Company or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

               SECTION 2.09.  TREASURY NOTES.

               In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

               SECTION 2.10.  TEMPORARY NOTES.

               Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.

               Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

               SECTION 2.11.  CANCELLATION.

               The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall hold and dispose of canceled Notes (subject to the record retention requirement of the Exchange Act) in accordance with its document retention policies in effect from time to time, unless the Company shall direct that canceled Notes shall be returned to it. The Com-pany may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

               SECTION 2.12.  DEFAULTED INTEREST.

               If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, PROVIDED that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

               SECTION 2.13.  CUSIP NUMBER.

               The Company in issuing the Notes may use one or more "CUSIP" numbers, and if so, the appropriate CUSIP number(s) shall be included in all notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice may state that no representation is made by the Trustee as to the correctness or accuracy of any CUSIP number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number.

                                 ARTICLE THREE

                           REDEMPTION AND PREPAYMENT

               SECTION 3.01.  NOTICES TO TRUSTEE.

               If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

               SECTION 3.02.  SELECTION OF NOTES TO BE REDEEMED.

               If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a PRO RATA basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

               The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000 except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

               SECTION 3.03.  NOTICE OF REDEMPTION.

               Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

               The notice shall identify the Notes to be redeemed and shall state:

               (a)    the redemption date;

               (b)    the redemption price;

               (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

               (d)    the name and address of the Paying Agent;

               (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

               (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

               (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

               (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

               At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; PROVIDED, HOWEVER, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

               SECTION 3.07.  EFFECT OF NOTICE OF REDEMPTION.

               Once notice of redemption is mailed in accordance with Section
3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

               SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.

               One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

               If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

               SECTION 3.06.  NOTES REDEEMED IN PART.

               Upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

               SECTION 3.07.  OPTIONAL REDEMPTION.

               (a) The Notes may not be redeemed prior to May 1, 2004, but will be redeemable at the option of the Company, in whole or in part, at any time on or after May 1, 2004, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, including Special Interest, if any, to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

                               YEAR                     OPTIONAL REDEMPTION PRICE
                               ----                     -------------------------
                 2004...........................                 104.625%
                 2005...........................                 103.083%
                 2006...........................                 101.542%
                 2007 and thereafter............                 100.000%

               (b) Notwithstanding the foregoing, at any time prior to May 1, 2002, the Company may redeem up to 35% of the sum of (i) the initial aggregate principal amount of the Notes and (ii) the initial aggregate principal amount of any Additional Notes with the net cash proceeds of one or more Equity Offerings at a redemption price equal to 109.250% of the principal amount thereof, plus accrued and unpaid interest thereon (including Special Interest), if any, to the redemption date; PROVIDED that (a) 65% of the sum of (i) the initial aggregate principal amount of Notes issued on the Issue Date and (ii) the initial aggregate principal amount of any Additional Notes remains outstanding immediately after the occurrence of such redemption and (b) such redemption occurs within 90 days of the date of the closing of any such Equity Offering.

               (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

               SECTION 3.08.  MANDATORY REDEMPTION.

               The Company shall not be required to make mandatory redemption payments with respect to the Notes.

               SECTION 3.09.  OFFER TO PURCHASE BY APPLICATION OF EXCESS
PROCEEDS.

               In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Notes (a "NET PROCEEDS OFFER"), it shall follow the procedures specified below.

               The Net Proceeds Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "OFFER PERIOD"). No later than five Business Days after the termination of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof (the "OFFER AMOUNT") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Net Proceeds Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

               If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Net Proceeds Offer.

               Upon the commencement of a Net Proceeds Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Net Proceeds Offer. The Net Proceeds Offer shall be made to all Holders. The notice, which shall govern the terms of the Net Proceeds Offer, shall state:

               (i) that the Net Proceeds Offer is being made pursuant to this Section 3.09 and Section 4.10 hereof and the length of time the Net Proceeds Offer shall remain open;

               (j)    the Offer Amount, the purchase price and the Purchase
       Date;

               (k) that any Note not tendered or accepted for payment shall continue to accrue interest;

               (l) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Purchase Date;

               (m) that Holders electing to have a Note purchased pursuant to a Net Pro-ceeds Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

               (n) that Holders electing to have a Note purchased pursuant to any Net Proceeds Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

               (o) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later two Business Days prior to the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

               (p) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a PRO RATA basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

               (q) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, PROVIDED, HOWEVER, that each Note purchased and each new Note issued shall be in an original principal amount of $1,000 or integral multiples thereof.

               On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a PRO RATA basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Net Proceeds Offer, or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Trustee shall authenticate and mail or deliver (or cause to be transferred by book entry) a new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered, PROVIDED, HOWEVER, that each Note purchased and each new Note issued shall be in an original principal amount of $1,000 or integral multiples thereof. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Net Proceeds Offer on the Purchase Date.

               Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

               SECTION 3.10   CHANGE OF CONTROL.

               (a) Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "CHANGE OF CONTROL OFFER") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest thereon, if any, to the date of purchase (the "CHANGE OF CONTROL PAYMENT"). Within ten days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "CHANGE OF CONTROL PAYMENT DATE"). The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Change of Control Offer. Such notice shall state:

               (i) that the Change of Control Offer is being made pursuant to this Section 4.10 and that all Notes tendered and not withdrawn shall be accepted for payment;

               (ii) the amount of the Change of Control Payment and the Change of Control Payment Date;

               (iii) that any Note not tendered shall continue to accrue interest;

               (iv) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

               (v) that Holders electing to have a Note purchased pursuant to a Change of Control Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

               (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased;

               (vii) that Holders whose Notes are purchased only in part shall be issued new Notes in a principal amount equal to the unpurchased portion of the Notes surrendered, PROVIDED, HOWEVER, that each Note purchased and each new Note issued shall be in an original principal amount of $1,000 or integral multiples thereof; and

               (viii) the circumstances and relevant facts regarding such Change of Control.

               (b) On the Change of Control Payment Date, the Company will, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Company will issue and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; PROVIDED that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

               (c) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

               (d) Notwithstanding the above, the Company is not required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

                                  ARTICLE FOUR

                                   COVENANTS

               SECTION 4.01.  PAYMENT OF NOTES.

               The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

               The Company shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (without regard to any applicable grace period) at the same rate to the extent lawful.

               SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

               The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.
If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

               The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

               The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 2.03.

               SECTION 4.03.  REPORTS.

               Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company and the Subsidiary Guarantors will file with the Commission, to the extent such filings are accepted by the Commission, and will furnish to the Holders all quarterly and annual reports and other information, documents and reports that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company and the Subsidiary Guarantors were required to file under such section. In addition, the Company and the Subsidiary Guarantors will make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. The Company and the Subsidiary Guarantors have agreed that, for so long as any Notes remain outstanding, they will furnish to the Holders and to prospective purchasers of Notes designated by the holders of Transfer Restricted Securities and to broker-dealers, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               SECTION 4.04.  COMPLIANCE CERTIFICATE.

               (r) The Company and each Subsidiary Guarantor (to the extent that such Subsidiary Guarantors are so required under the TIA) shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

               (s) So long as not contrary to the then current recommendations of the

American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four or Article Five hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

               (t) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

               SECTION 4.05.  TAXES.

               The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment would not have a material adverse effect on Holders.

               SECTION 4.06.  STAY, EXTENSION AND USURY LAWS.

               The Company and each of the Subsidiary Guarantors covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each of the Subsidiary Guarantors (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

               SECTION 4.07.  RESTRICTED PAYMENTS.

               The Company will not and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment (except as permitted below) if at the time of such Restricted Payment:

               (i) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

               (ii) the Company would be unable to meet the Coverage Ratio Incurrence Condition; or

               (iii) the amount of such Restricted Payment, when added to the aggregate amount of all other Restricted Payments made after the Issue Date, exceeds the sum of

                      (A) 50% of the Company's Consolidated Net Income (taken as one accounting period) from November 1, 1998 to the end of the Company's most recently ended fiscal quarter for which financial statements are publicly available at the time of such Restricted Payment (or, if such aggregate Consolidated Net Income shall be a deficit, minus 100% of such aggregate deficit), PLUS

                      (B) the net cash proceeds from the issuance and sale (other than to a Subsidiary of the Company) after the Issue Date of (1) the Company's Capital Stock that is not Disqualified Capital Stock or (2) debt securities of the Company that have been converted into the Company's Capital Stock that is not Disqualified Capital Stock and that is not then held by a Subsidiary of the Company, PLUS

                      (C) to the extent that any Restricted Investment that was made after the Issue Date (other than an Existing Joint Venture Investment) is sold for cash or otherwise liquidated or repaid for cash, the sum of (x) cash realized from such sale, liquidation or repayment of such Restricted Investment (less the cost of disposition, if any) up to (and not to exceed) the amount of such Restricted Investment at the time it was made (net of prior reductions), PLUS (y) 50% of the excess, if any, of the cash realized from such sale, liquidation or repayment (less the cost of disposition, if any) over the amount of such Restricted Investment at the time it was made (net of prior reductions), PLUS

                      (D) when an Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company in accordance with the definition of "Unrestricted Subsidiary" and becomes a Subsidiary Guarantor, the sum of (x) the Fair Market Value of all Investments in such Subsidiary Guarantor immediately following such designation, up to (and not to exceed) the aggregate amount of such Investments at the time they were made (to the extent such Investments reduced the amount available for subsequent Restricted Payments under this clause (iii) and were not previously repaid or otherwise reduced), PLUS (y) 50% of the excess, if any, of such Fair Market Value over the amount of such Investments at the time they were made (to the extent such Investments reduced the amount available for subsequent Restricted Payments under this clause (iii) and were not previously repaid or reduced), PLUS

                      (E)     $7.5 million,

               PROVIDED that any amounts that increase the amount available for Restricted Payments under any subpart of this clause (iii) shall not duplicatively increase amounts available for Restricted Payments under any other subpart of this clause (iii) or for Restricted Investments under the next paragraph.

               The foregoing provisions will not prohibit:

               (1) the payment by the Company or any Restricted Subsidiary of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

               (2) the redemption, repurchase, retirement or other acquisition of any Capital Stock of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Capital Stock of the Company (other than any Disqualified Capital Stock);

               (3) the defeasance, redemption, repurchase or other retirement of Subordinated Indebtedness of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent issue and sale of Capital Stock of the Company (other than
       (x) Disqualified Capital Stock, (y) Capital Stock sold to a Subsidiary of the Company and (z) Capital Stock purchased with the proceeds of loans from the Company or any of its Subsidiaries);

               (4) the defeasance, redemption, repurchase or other retirement of Subordinated Indebtedness in exchange for, or out of the proceeds of, the substantially concurrent issue and sale of Refinancing Indebtedness permitted to be incurred under Section 4.09 hereof and the other terms of this Indenture;

               (5) the making of a Related Business Investment in joint ventures or Subsidiaries that are not Subsidiary Guarantors in exchange for or out of the proceeds of the substantially concurrent issue and sale of Capital Stock of the Company (other than (x) Disqualified Capital Stock, (y) Capital Stock sold to a Subsidiary of the Company and
       (z) Capital Stock purchased with the proceeds of loans from the Company or any of its Subsidiaries);

               (6) the making of (a) Related Business Investments in joint ventures or Subsidiaries that are not Subsidiary Guarantors in an aggregate amount not to exceed the aggregate amount realized in cash by the Company or any of the Subsidiary Guarantors after the Issue Date in respect of (or the Fair Market Value of any Investment (other than an Investment in Debt incurred in connection with or in anticipation of such transaction) in a joint venture engaged in any Related Business received by the Company or any Subsidiary Guarantor in exchange for) a Qualifying Joint Venture Investment, less the cost of disposition, if any, when such Investments are sold for cash or otherwise liquidated or repaid for cash (or exchanged for such Investment), but in each case only to the extent the Company elects not to take such amounts into account for purpose of calculating amounts available for Restricted Payments under clause (iii) of the immediately preceding paragraph, and
       (b) Existing Joint Venture Investments;

               (7) the purchase, redemption, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Company held by Officers, directors or employees or former Officers, directors or employees (or their transferees, estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or service or pursuant to any agreement under which such shares of Capital Stock or related rights were issued; PROVIDED that the aggregate cash consideration paid for all such purchases, redemptions, acquisitions, cancellations or other retirements of such shares of Capital Stock (a) during any calendar year does not exceed $2.5 million (with unused amounts in any calendar year being usable in all subsequent calendar years) and (b) during the period from the Issue Date through the maturity date of the Notes does not exceed $7.5 million;

               (8) payments to holders of Common Equity of the Company (a) in lieu of the issuance of fractional shares of Common Equity, (b) to redeem or repurchase stock purchase or similar rights issued as a shareholder rights device and (c) to repurchase shares of Common Equity of the Company from holders who hold less than 100 shares in each instance;

               (9) any Investments in a Receivables Subsidiary in connection with a Qualifying Receivables Facility;

               (10) the prepayment, purchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness (other than Subordinated Indebtedness held by Affiliates of the Company) upon a Change of Control or Asset Sale to the extent required by the agreement governing such Subordinated Indebtedness, but only (x) if the Company shall have complied with Section 3.09, 3.10 or 4.10 hereof, as the case may be, and repurchased all Notes tendered pursuant to the offer required by such Sections prior to prepaying or otherwise acquiring or retiring such Subordinated In-debtedness, (y) in the case of an Asset Sale, to the extent of the Excess Proceeds remaining after the offer to Holders and Pari Passu Indebtedness required by Section 3.09 and 4.10 hereof is consummated and (z) within 60 days of the date such offer is consummated; or

               (11) Related Business Investments the aggregate amount of which (excluding the amount of any Existing Joint Venture Investments), together with the amount of all other Restricted Investments made pursuant to this clause (11) after the Issue Date (including the initial amount of any such Restricted Investments subsequently taken into account for purposes of clause (6)(a) above), does not exceed
       $12.5 million at any time outstanding;

               PROVIDED that, in the case of any Restricted Payment pursuant to any of the foregoing clauses (3) through (11), no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

               Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payments referred to in clauses (2), (3), (4) and (5) thereof) shall be included once in calculating whether the conditions of clause (iii) of the second preceding paragraph have been met with respect to any subsequent Restricted Payments. If an issuance of Capital Stock of the Company is applied to make a Restricted Payment pursuant to clause (2), (3) or (5) above, then, in calculating whether the conditions of clause (iii) of the second preceding paragraph have been met with respect to any subsequent Restricted Payments, the proceeds of any such issuance shall be included under such clause (iii) only to the extent such proceeds are not applied as so described in this sentence. For purposes of determining compliance with this Section 4.07, in the event that a transaction meets the criteria of more than one of the types of Restricted Payments described in the clauses of the immediately preceding paragraph or any clause of the definition of "Restricted Payment," the Company, in its sole discretion, shall classify such transaction and only be required to include the amount and type of such transaction in one of such clauses.

               Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, which calculations shall be based upon the Company's latest available financial statements.

               SECTION 4.08. RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES.

               The Company will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual Payment Restriction with respect to any of its Restricted Subsidiaries, except for:

               (a) any such Payment Restriction in effect on the Issue Date under the Credit Agreement or any similar Payment Restriction under any other Credit Facility (whether or not in effect on the Issue Date) or any amendment, restatement, renewal, replacement or refinancing of any of the foregoing; PROVIDED that such similar Payment Restrictions are not, taken as a whole, more restrictive than the Payment Restrictions in effect on the Issue Date under the Credit Agreement;

               (b) any such Payment Restriction under any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to this Indenture in effect at the time of such incurrence and not created in contemplation of such event; PROVIDED that such Payment Restriction only applies to assets that were subject to such restriction and encumbrances prior to the acquisition of such assets by the Company or its Subsidiaries;

               (c) any such Payment Restriction arising in connection with Refinancing Indebtedness; PROVIDED that any such Payment Restrictions that arise under such Refinancing Indebtedness are not, taken as a whole, more restrictive than those under the agreement creating or evidencing the Indebtedness being refunded or refinanced;

               (d) any Payment Restriction created pursuant to an asset purchase agreement, stock sale agreement or similar instrument pursuant to which a bona-fide Asset Sale is to be consummated, the proceeds of which are applied as provided in this Indenture, so long as such restriction or encumbrance shall apply only to the assets subject to such Asset Sale and shall be effective only for a period from the execution and delivery of such agreement or instrument through the earlier of the consummation of such Asset Sale or the termination of such agreement or instrument;

               (e) customary nonassignment provisions of any lease governing any leasehold interest of the Company or any Restricted Subsidiary;

               (f) any Payment Restriction existing under or by reason of applicable law;

               (g) any Payment Restriction imposed pursuant to an agreement that has been entered into for the sale of all or substantially all of the Capital Stock of a Restricted Subsidiary; and

               (h) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the type referred to in clause (d) of the definition of "Payment Restriction."

               SECTION 4.09.  LIMITATION ON ADDITIONAL INDEBTEDNESS

               The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness); PROVIDED that (i) the Company and its Restricted Subsidiaries may incur Permitted Indebtedness and (ii) the Company may incur additional Indebtedness if, after giving effect thereto, the Company's Consolidated Interest Coverage Ratio on the date thereof would be at least 2.0 to 1, determined on a PRO FORMA basis as if the incurrence of such additional Indebtedness, and the application of the net proceeds therefrom, had occurred at the beginning of the four-quarter period used to calculate the Company's Consolidated Interest Coverage Ratio.

               SECTION 4.10.  ASSET SALES.

                (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate any Asset Sale unless:

               (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets included in such Asset Sale (evidenced by the delivery by the Company to the Trustee of an Officers' Certificate certifying that such Asset Sale complies with this clause (i));

               (ii) immediately before and immediately giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing, and

               (iii) all of the consideration received by the Company or such Restricted Subsidiary therefor is in the form of cash paid at the closing thereof, PROVIDED that the Company shall be permitted to receive property and securities other than cash so long as the aggregate Fair Market Value of all such property and securities received in Asset Sales and held by the Company and its Restricted Subsidiaries at any one time (exclusive of amounts, property, assets or Investments referred to in paragraph (b) below) does not exceed 5% of Consolidated Tangible Assets.

               (b) The (x) amount (without duplication) of any Indebtedness (other than Subordinated Indebtedness) of the Company or such Restricted Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Restricted Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness, (y) amount of any Cash Equivalents, or other notes, securities or items of property received from such transferee that are within 30 days converted by the Company or such Restricted Subsidiary to cash (to the extent of the cash actually so received), and (z) the Fair Market Value of any property or assets of any Related Business (or any Investment in a joint venture engaged in any such Related Business, other than an Investment in Indebtedness in-curred in connection with or in anticipation of such transaction) received by the Company or any Restricted Subsidiary in exchange for similar property or assets (or a joint venture Investment in a Person holding any such similar property or assets) and to be used in any Related Business of the Company or such Restricted Subsidiary, shall be deemed to be cash for purposes of clause
(iii) of paragraph (a) above (but not Net Available Proceeds for purposes of paragraph (c) below) and, in the case of clause (x) above, shall also be deemed to constitute a repayment of, and a permanent reduction in, the amount of such Indebtedness (or any commitment) for purposes of the following paragraph (c). If at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is repaid or converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such repayment, conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Available Proceeds thereof shall be applied in accordance with this Section.

               (c) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company or such Restricted Subsidiary shall, no later than one year after such Asset Sale,

               (i) apply all or any of the Net Available Proceeds therefrom to repay amounts outstanding under the Credit Agreement or any other Senior Indebtedness; PROVIDED, in each case, that the related loan commitment (if any) is thereby permanently reduced by the amount of such Indebtedness so repaid and/or

               (ii) invest (or enter into a legally binding agreement to invest) all or any part of the Net Available Proceeds thereof in the purchase of fixed assets to be used by the Company and its Restricted Subsidiaries in a Related Business (together with any short-term assets incidental thereto), or the making of a Related Business Investment, PROVIDED, HOWEVER, that in the case of any such legally binding agreement to invest proceeds of an Asset Sale, such Investment is made no later than one year after such agreement is entered into.

               The amount of such Net Available Proceeds not applied or invested as provided in this paragraph (c) will constitute "EXCESS PROCEEDS."

               (d) When the aggregate amount of Excess Proceeds equals or exceeds $10.0 million, the Company will be required to make an offer to purchase, from all holders of the Notes and, if applicable, prepay, purchase or redeem (or make an offer to do so) any Pari Passu Indebtedness of the Company the provisions of which require the Company to prepay, purchase or redeem such Indebtedness with the proceeds from any Asset Sales (or offer to do so), in an aggregate principal amount of Notes and such Pari Passu Indebtedness equal to the amount of such Excess Proceeds as follows:

               (i) The Company will (1) make a Net Proceeds Offer to all Holders in accordance with the procedures set forth in Section 3.09 hereof, and (2) prepay, purchase or redeem (or make an offer to do so) any such other Pari Passu Indebtedness, PRO RATA in proportion to the respective principal amounts of the Notes and such other Indebtedness required to be prepaid, purchased or redeemed or tendered for, the maximum principal amount (expressed as a multiple of $1,000) of Notes and Pari Passu Indebtedness that may be purchased, prepaid or redeemed out of the amount (the "PAYMENT AMOUNT") of such Excess Proceeds.

               (ii) The offer price for the Notes will be payable in cash in an amount equal to 100% of the principal amount of the Notes tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest (including Special Interest) thereon, if any, to the date such Net Proceeds Offer is consummated (the "OFFERED PRICE"), in accordance with the procedures set forth in this Indenture and the prepayment, redemption, purchase or offer price for such Pari Passu Indebtedness (the "PARI PASSU INDEBTEDNESS PRICE") shall be as set forth in the related documentation governing such Indebtedness. To the extent that the sum of the aggregate Offered Price of Notes tendered pursuant to a Net Proceeds Offer and the aggregate Pari Passu Indebtedness Price paid to the holders of such Pari Passu Indebtedness is less than the Payment Amount relating thereto (such shortfall constituting a "NET PROCEEDS DEFICIENCY"), the Company may use such Net Proceeds Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations of Section 4.07 hereof.

               (iii) If the aggregate Offered Price of Notes validly tendered and not withdrawn by holders thereof exceeds the PRO RATA portion of the Payment Amount allocable to the Notes, Notes to be purchased will be selected on a PRO RATA basis.

               (iv) Upon completion of such Net Proceeds Offer in accordance with the foregoing provisions, the amount of Excess Proceeds with respect to which such Net Proceeds Offer was made shall be deemed to be zero.

               The Company will not permit any Restricted Subsidiary to enter into or suffer to exist any agreement that would place any restriction of any kind (other than pursuant to law or regulation) on the ability of the Company to make a Net Proceeds Offer following any Asset Sale. The Company will comply with applicable tender offer rules, including the requirements of Rule 14e-1 under the Exchange Act and any other applicable laws and regulations in the event that an Asset Sale occurs and the Company is required to purchase Notes as described above.

               SECTION 4.11.  TRANSACTIONS WITH AFFILIATES.

               The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, in one transaction or a series of related transactions, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from or enter into any contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "AFFILIATE TRANSACTION"), unless:

               (a) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

               (b)    the Company delivers to the Trustee:

               (i) with respect to any Affiliate Transaction (or series of related transactions) involving aggregate payments in excess of $5.0 million, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and a Secretary's Certificate which sets forth and authenticates a Board Resolution that has been adopted by a vote of a majority of the Independent Directors approving such Affiliate Transaction or, if at the time fewer than three Independent Directors are then in office, a Secretary's Certificate which sets forth and authenticates a Board Resolution that has been adopted unanimously by the Board of Directors; and

               (ii) with respect to any Affiliate Transaction (or series of related transactions) involving aggregate payments of $10.0 million or more, the certificates described in the preceding clause (a) and an opinion as to the fairness to the Company or such Restricted Subsidiary from a financial point of view issued by an Independent Financial Advisor;

               PROVIDED, HOWEVER, that the following shall not be deemed to be Affiliate Transactions:

               (1) transactions exclusively between or among (1) the Company and one or more Restricted Subsidiaries or (2) Restricted Subsidiaries; PROVIDED, in each case, that no Affiliate of the Company (other than another Restricted Subsidiary) owns Capital Stock of any such Restricted Subsidiary;

               (2) transactions between the Company or any Restricted Subsidiary and any qualified employee stock ownership plan established for the benefit of the Company's employees, or the establishment or maintenance of any such plan;

               (3) reasonable director, Officer and employee compensation and other benefits (including retirement, health and other benefit plans), and indemnification arrangements, in each case approved by a majority of the Independent Directors on the Board of Directors;

               (4) Restricted Payments permitted by Section 4.07 hereof (other than Investments covered by clause (1) above or clause (8) below);

               (5) the pledge of Capital Stock of Unrestricted Subsidiaries to support the Indebtedness thereof;

               (6) the entering into of a tax sharing agreement, or payments pursuant thereto, between the Company and/or one or more Subsidiaries, on the one hand, and any other Person with which the Company or such Subsidiaries are required or permitted to file a consolidated tax return or with which the Company or such Subsidiaries are part of a consolidated group for tax purposes, on the other hand, which payments by the Company and its Restricted Subsidiaries are not in excess of the tax liabilities that would have been payable by them on a stand-alone basis;

               (7) commission, travel and similar advances to Officers and employees made in the ordinary course of business and on customary terms;

               (8) transactions exclusively between (1) the Company or any Restricted Subsidiary and (2) any joint venture or a Subsidiary; PROVIDED, in each case, that no Affiliate of the Company (other than a Restricted Subsidiary) owns Capital Stock of any such joint venture or Subsidiary;

               (9) the purchase of structural bolts from Southwest Bolt, Inc. on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

               (10) transactions pursuant to agreements entered into or in effect on the Issue Date and described on Schedule I to this Indenture, including amendments, renewals and extensions thereof entered into after the Issue Date, PROVIDED that the terms of any such amendment, renewal or extension are not, in the aggregate, less favorable to the Company or such Restricted Subsidiary than the terms of such agreement prior to such amendment, renewal or extension.

               SECTION 4.12.  LIENS.

               The Company shall not, and shall not permit any Restricted Subsidiary to, di-rectly or indirectly, incur or permit to exist any Lien of any nature whatsoever on any property of the Company or any Restricted Subsidiary (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, which secures Indebtedness that is not Senior Indebtedness or secures trade payables, unless contemporaneously therewith effective provision is made to secure the Notes equally and ratably with (or if such Lien secures Indebtedness that is subordinated to the Notes, prior to) such Indebtedness or trade payables so long as such Indebtedness or trade payables are secured by a Lien.

               The foregoing restrictions shall not apply to:

               (i) Liens existing on the Issue Date securing Indebtedness outstanding on the Issue Date;

               (ii)   Liens in favor of the Company or a Subsidiary Guarantor;

               (iii) Liens to secure Non-Recourse Purchase Money Indebtedness referred to in clause (viii) of the definition of "Permitted Indebtedness," provided such Liens are limited to the assets acquired with the proceeds of such Indebtedness;

               (iv) Liens securing Acquired Indebtedness permitted to be incurred under this Indenture; PROVIDED that the Liens do not extend to property or assets not subject to such Lien at the time of acquisition (other than improvements thereon);

               (v) Liens on property of a Person existing at the time such Person is acquired or merged with or into or consolidated with the Company or any such Restricted Subsidiary (and not created in anticipation or contemplation thereof);

               (vi) Liens to secure Refinancing Indebtedness of Indebtedness secured by Liens referred to in the foregoing clauses (i), (iii),
       (iv) and (v); PROVIDED that in each case such Liens do not extend to any additional property or assets (other than improvements thereon);

               (vii) any Lien securing the payment of workers' compensation or other insurance;

               (viii) good faith deposits in connection with tenders, leases or contracts (other than contracts for the payment of money) or to secure public or statutory obligations, or in lieu of surety or appeal bonds with respect to matters not yet finally determined and being contested in good faith by appropriate proceedings;

               (ix) Liens on Receivables to reflect sales of Receivables to and by a Receivables Subsidiary pursuant to a Receivables Facility; or

               (x) Liens arising by operation of law in favor of mechanics, materialmen, laborers, employees or suppliers (including under Article 2 of the Uniform Commercial Code), incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings.

               SECTION 4.13   CORPORATE EXISTENCE.

               Subject to Article Five hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect
(i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of it or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of it and its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the Company's business and that of its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

               SECTION 4.14 LIMITATION ON ISSUANCES AND SALES OF CAPITAL STOCK IN RESTRICTED SUBSIDIARIES

               The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, sell or issue any shares of Capital Stock of any Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Company or a Wholly-Owned Restricted Subsidiary, (ii) subject to compliance with Section
4.10 hereof, a Permitted Sale or Issuance, or (iii) to the extent such shares represent directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Wholly-Owned Restricted Subsidiary. The proceeds of any sale or issuance of Capital Stock permitted hereunder and referred to in clauses (ii) or (iii) above will be treated as Net Available Proceeds and must be applied in a manner consistent with the provisions of Section 4.10 hereof, to the extent such transaction constitutes an Asset Sale.

               The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or a Wholly-Owned Restricted Subsidiary) or permit any Person (other than the Company or a Wholly-Owned Restricted Subsidiary) to own or hold any interest in any Preferred Stock of any such Subsidiary unless such Restricted Subsidiary would be permitted to incur (i) Permitted Indebtedness under clause (x) of the definition thereof in an aggregate principal amount equal to the aggregate liquidation value of such Preferred Stock or (ii) other Indebtedness under clause (ii) of Section 4.09 hereof.

               SECTION 4.15.  LIMITATION ON LAYERING.

               The Company will not incur, directly or indirectly, any Indebtedness that is subordinate or junior in ranking in right of payment to its Senior Indebtedness unless such Indebtedness by its terms is PARI PASSU with or is expressly subordinated in right of payment to the Notes. In addition, each Subsidiary Guarantor will not incur, directly or indirectly, any Indebtedness that is subordinate or junior in ranking in right of payment to its Subsidiary Guarantor Senior Indebtedness unless such Indebtedness by its terms is PARI PASSU with or is expressly subordinated in right of payment to the Subsidiary Guarantees.

               SECTION 4.16.  ADDITIONAL SUBSIDIARY GUARANTEES.

               If the Company or any of its Subsidiaries shall acquire or create another Subsidiary (other than (x) a Foreign Subsidiary that has not Guaranteed any Indebtedness of the Company or any of the Subsidiary Guarantors or (y) a Subsidiary that has been designated as an Unrestricted Subsidiary), then such newly acquired or created Subsidiary will be required to execute a supplemental indenture substantially in the form attached hereto as Exhibit F and a Subsidiary Guarantee, in accordance with Article Ten hereof.

               Upon execution of any such supplemental indenture providing for a Subsidiary Guarantee, the relevant Subsidiary will deliver to the Trustee an Opinion of Counsel (including opinions of local counsel in the relevant jurisdictions) relating to such Subsidiary, the authorization and enforceability of such Subsidiary Guarantee in accordance with the terms hereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and equitable principles of general applicability, and the other matters covered by the opinions rendered with respect to the initial Subsidiary Guarantors and their respective Subsidiary Guarantees on the Issue Date, in each case substantially similar in scope and form to such opinions rendered on the Issue Date.

                                  ARTICLE FIVE

                                   SUCCESSORS

               SECTION 5.01.  MERGER, CONSOLIDATION, OR SALE OF ASSETS.

               The Company will not, in a single transaction or a series of related transactions, (a) consolidate or merge with or into (other than a merger with a Wholly-Owned Restricted Subsidiary solely for the purpose of changing the Company's jurisdiction of incorporation to another State of the United States or the District of Columbia), or sell, lease, transfer, convey or otherwise dispose of or assign all or substantially all of the assets of the Company or the Company and its Subsidiaries (taken as a whole), or assign any of its obligations under the Notes and this Indenture, to any Person or (b) adopt a Plan of Liquidation unless, in either case:

               (i) the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, lease, conveyance or other disposition or assignment shall be made (or, in the case of a Plan of Liquidation, any Person to which assets are transferred) (collectively, the "SUCCESSOR"), is a corporation organized and existing under the laws of any State of the United States of America or the District of Columbia, and the Successor assumes by supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement;

               (ii) immediately prior to and immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (i) above and the incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing;

               (iii) immediately after and giving effect to such transaction and the assumption of the obligations set forth in clause (i) above and the incurrence of any Indebtedness to be incurred in connection therewith, and the use of any net proceeds therefrom on a pro forma basis, (1) the Consolidated Net Worth of the Company or the Successor, as the case may be, would be at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction and (2) the Company or the Successor, as the case may be, could meet the Coverage Ratio Incurrence Condition; and

               (iv) each Subsidiary Guarantor, unless it is the other party to the transactions described above, shall have by amendment to its Guarantee confirmed that its Guarantee of the Notes shall apply to the obligations of the Company or the Successor under the Notes and this Indenture.

               For purposes of this Section, any Indebtedness of the Successor which was not Indebtedness of the Company immediately prior to the transaction shall be deemed to have been incurred in connection with such transaction.

               SECTION 5.02.  SUCCESSOR CORPORATION SUBSTITUTED.

               Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the Successor formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the Successor and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor had been named as the Company herein; PROVIDED, HOWEVER, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

               SECTION 6.01.  EVENTS OF DEFAULT.

               Each of the following constitutes an "EVENT OF DEFAULT" (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and whether or not by operation of
Section 10.05 or 11.05 hereof):

               (i) failure by the Company to pay interest (including Special Interest) on any of the Notes when it becomes due and payable and the continuance of any such failure for 30 days;

               (ii) failure by the Company to pay the principal or premium, if any, on any of the Notes when it becomes due and payable, whether at stated maturity, upon redemption, upon repurchase, upon acceleration or otherwise;

               (iii) failure by the Company to comply with Sections 3.09, 3.10, 4.10, and 5.01 hereof, respectively;

               (iv) failure by the Company to comply with any other covenant in this Indenture and continuance of such failure for 30 days after notice of such failure has been given to the Company by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Notes then outstanding;

               (v) failure by either the Company or any of its Restricted Subsidiaries to make any payment when due after the expiration of any applicable grace period, in respect of any Indebtedness of the Company or any of such Subsidiaries, or the acceleration of the ma-turity of such Indebtedness by the holders thereof because of a default, PROVIDED that the aggregate amount unpaid or accelerated, for all such Indebtedness under this clause (v), equals $20.0 million or more;

               (vi) one or more judgments or orders that exceed $20.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered;

               (vii)  the Company or any of its Significant Subsidiaries:

               (1)    commences a voluntary case,

               (2) consents to the entry of an order for relief against it in an involuntary case,

               (3) consents to the appointment of a custodian of it or for all or substantially all of its property,

               (4) makes a general assignment for the benefit of its creditors, or

               (5)    generally is not paying its debts as they become due; or

               (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (1) is for relief against the Company or any of its Significant Subsidiaries;

               (2) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

               (3) orders the liquidation of the Company or any of its Significant Subsidiaries;

               and the order or decree remains unstayed and in effect for 60 consecutive days.

               (ix) except as permitted by Section 10.16 hereof, any Subsidiary Guarantee of any Significant Subsidiary ceases to be in full force and effect or any Subsidiary Guarantor repudiates its obligations under any Subsidiary Guarantee.

               SECTION 6.02.  ACCELERATION.

               If an Event of Default (other than an Event of Default specified in clause (vii) or (viii) of Section 6.01 hereof), has occurred and is continuing, the Trustee, by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding by written notice to the Company and the Trustee may declare all amounts owing under the Notes to be due and payable immediately. Upon such declaration of acceleration, the aggregate principal of, premium, if any, and interest on the outstanding Notes shall immediately become due and payable. If an Event of Default specified in clause (vii) or (viii) of Section 6.01 hereof occurs, all outstanding Notes shall become due and payable without any further action or notice.

               SECTION 6.03.  OTHER REMEDIES.

               If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

               The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.
A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

               SECTION 6.04.  WAIVER OF PAST DEFAULTS.

               Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except (i) a continuing Default or Event of Default in the payment of the principal of, premium, interest and Special Interest, if any, on the Notes (including in connection with an offer to purchase), or (ii) any Default or Event of Default in respect of a provision that under Article Nine hereof cannot be waived without the consent of each Holder affected thereby. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

               SECTION 6.05.  CONTROL BY MAJORITY.

               Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability.

               SECTION 6.06.  LIMITATION ON SUITS.

               Holders may not enforce this Indenture or the Notes except as provided in this Indenture. A Holder may pursue a remedy with respect to this Indenture or the Notes only if:

               (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

               (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

               (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

               (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

               A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

               SECTION 6.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

               Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium and Special Interest, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

               SECTION 6.08.  COLLECTION SUIT BY TRUSTEE.

               If an Event of Default specified in Section 6.01(i) or (ii) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as Trustee of an express trust against the Company or any Subsidiary Guarantor for the whole amount of prin-cipal of, premium, interest and Special Interest, if any, remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM.

               The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes, including any Subsidiary Guarantor), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 6.10.  PRIORITIES.

               If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

               FIRST: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

               SECOND: to Holders for amounts due and unpaid on the Notes for principal, premium, interest and Special Interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, interest and Special Interest, if any, respectively; and

               THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

               The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

               SECTION 6.11.  UNDERTAKING FOR COSTS.

               In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                  ARTICLE SEVEN

                                    TRUSTEE

               SECTION 7.01.  DUTIES OF TRUSTEE.

               (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (b)    Except during the continuance of an Event of Default:

               (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

               (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

               (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section.

               (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

               (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

               SECTION 7.02.  RIGHTS OF TRUSTEE.

               (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

               (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

               (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

               (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

               (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

               (f) Except in connection with compliance with TIA Sections 310 and 311, the Trustee shall only be charged with knowledge of Responsible Officers.

               SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and
7.11 hereof.

               SECTION 7.04.  TRUSTEE'S DISCLAIMER.

               The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

               SECTION 7.05.  NOTICE OF DEFAULTS.

               If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. The Trustee may withhold from the Holders notice of any continuing Default (except any Default in payment of principal of, premium, if any, or interest on the Notes) if the Trustee determines that withholding such notice is in the Holders' interest.

               SECTION 7.06.  REPORTS BY TRUSTEE TO HOLDERS.

               Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

               A copy of each report at the time of its mailing to the Holders shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

               SECTION 7.07.  COMPENSATION AND INDEMNITY.

               The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

               The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

               To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(vii) or (viii) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under applicable Bankruptcy Law.

               The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

               SECTION 7.08.  REPLACEMENT OF TRUSTEE.

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

               The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

               (a)    the Trustee fails to comply with Section 7.10 hereof;

               (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under applicable Bankruptcy Law;

               (c) a custodian or public officer takes charge of the Trustee or its property; or

               (d)    the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, PROVIDED all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under
Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

               SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

               If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

               SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

               There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has, or is a direct or indirect wholly-owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $100.0 million as set forth in its most recent published annual report of condition.

               This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

               SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                              COMPANY.

               The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                               ARTICLE EIGHT

                 LEGAL DEFEASANCE AND COVENANT DEFEASANCE

               SECTION 8.01. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

               The Company may, at the option of the Board of Directors evidenced by Board Resolutions set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

               SECTION 8.02.  LEGAL DEFEASANCE AND DISCHARGE.

               Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (i) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for (i) the obligations of the Company under Sections 2.03, 2.04, 2.06 and 2.07, (ii) the rights, powers, trusts, duties and immunities of the Trustee and the Company's obligations in connection therewith and (iii) the Legal Defeasance provisions of this Indenture. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

               SECTION 8.03.  COVENANT DEFEASANCE.

               Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under Sections 3.09, 3.10, 4.03, 4.05, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.14, 4.15 and 5.01(iii) hereof with respect to the out-
standing Notes on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of the Holders (and the consequences of any thereof) in connection with such Sections, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes).
For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

               SECTION 8.04.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

               The following shall be the conditions to the application of either Section 8.02 or 8.03 hereof to the outstanding Notes:

               (i) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the written opinion of a nationally recognized firm of independent public accountants delivered to the Trustee, to pay the principal of, premium, if any, and interest and Special Interest, if any, on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

               (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the

       Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

               (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the effective date of such defeasance;

               (v) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

               (vi) the Company must have delivered to the Trustee, at or prior to the effective date of such defeasance an Opinion of Counsel to the effect that at the effective date of such defeasance, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

               (vii) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that funds deposited under (i) above
       (1) will not violate the Investment Company Act of 1940 and (2) subject to customary qualifications, (a) will not be subject to the effect of
       Section 547 of the United States Bankruptcy Code and (b) after the 91st day following the deposit, will not be part of any "estate" formed by the bankruptcy or reorganization of the Company or any Subsidiary Guarantor or subject to the "automatic stay" under the United States Bankruptcy Code or, in the case of Covenant Defeasance, will be subject to a first priority Lien in favor of the Trustee for the benefit of the Holders;

               (viii) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company or any Subsidiary Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company or any Subsidiary Guarantor or others; and

               (ix) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

               SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

               Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

               Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

               SECTION 8.06.  REPAYMENT TO COMPANY.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a secured creditor, look only to the Company for payment thereof, unless an abandoned property law designates another Person, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be pub-lished once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

               SECTION 8.07.  REINSTATEMENT.

               If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with
Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE NINE

                       AMENDMENT, SUPPLEMENT AND WAIVER

               SECTION 9.01.  WITHOUT CONSENT OF HOLDERS.

               Notwithstanding Section 9.02 of this Indenture, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture, the Guarantees of the Notes or the Notes without the consent of any Holder:

               (a)    to cure any ambiguity, defect or inconsistency;

               (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

               (c) to provide for the assumption of the Company's obligations to Holders in the case of a merger or acquisition pursuant to Section 5.01 hereof;

               (d) to make any change that would not adversely affect the rights hereunder of any Holder;

               (e) to allow any Subsidiary to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the Notes pursuant to Article Ten hereof; and

               (f) to release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee pursuant to Article Ten hereof.

               SECTION 9.02.  WITH CONSENT OF HOLDERS.

               Except as provided below in this Section 9.02, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture (including Sections 3.09, 3.10 and 4.10 hereof), the Guarantees of the Notes and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes (including Additional Notes, if any) then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture, the Guarantees of the Notes or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), PROVIDED that:

               (A) no such modification or amendment may, without the consent of the Holders of 75% in aggregate principal amount of such series of Notes then outstanding, amend or modify the obligation of the Company under Section 3.10 hereof or in the obligations of the Company to make a Net Proceeds Offer or the definitions related thereto under Sections 3.09 and 4.10 hereof that could adversely affect the rights of any Holder; and

               (B) without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder): (i) extend the maturity of any Note;
       (ii) reduce the amount, extend the due date or otherwise affect the terms of any scheduled payment of interest (including Special Interest) on or principal of the Notes; (iii) except as permitted by (A) above, reduce any premium payable upon optional redemption or acceleration of the Notes, change the date on which any Notes are subject to redemption or otherwise alter the provisions with respect to the redemption of the Notes; (iv) make any Note payable in money or currency other than that stated in the Notes; (v) take any action that would subordinate the Notes or the Subsidiary Guarantees to any other Indebtedness of the Company or any of its Subsidiaries, respectively, except as provided under Article 11 hereof, or otherwise affect the ranking of the Notes or the Subsidiary Guarantees;

       (vi) reduce the percentage of Holders necessary to consent to an amendment, supplement or waiver to this Indenture or the Notes; (vii) impair the rights of Holders to receive payments of principal of or premium, if any, or interest (including Special Interest) on the Notes; (viii) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or this Indenture, except as permitted by Section 10.16 hereof; or (ix) make any change in the foregoing amendment and waiver provisions.

               It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver.

               SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

               Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

               SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.

               Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or a portion of a Note that evidences the same debt as the consenting Holder, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

               SECTION 9.05.  NOTATION ON OR EXCHANGE OF NOTES.

               The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

               Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

               SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

               The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 11.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                  ARTICLE TEN

                             SUBSIDIARY GUARANTEES

               SECTION 10.01. SUBSIDIARY GUARANTEE.

               Subject to this Article Ten, each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally Guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest, including Special Interest, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes (including Special Interest), if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

               The Subsidiary Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

               If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Subsidiary Guarantors, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

               Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations Guaranteed hereby until payment in full of all obligations Guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations Guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article Six hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor of the Notes so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

               SECTION 10.02. AGREEMENT TO SUBORDINATE.

               The payment by any Subsidiary Guarantor of principal of, and premium, if any, and interest (including Special Interest) on the Notes under its Subsidiary Guarantee (collectively, the "SUBSIDIARY GUARANTEE INDEBTEDNESS"), will be subordinated to the prior payment in full in cash of the principal of, and premium, if any, and accrued and unpaid interest on, and all other amounts owing in respect of, all existing and future Subsidiary Guarantor Senior Indebtedness.

               SECTION 10.03. LIMITATION ON LIABILITY OF SUBSIDIARY GUARANTORS.

               Each Subsidiary Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of the Notes of such Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of

Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Subsidiary Guarantors hereby irrevocably agree that if the obligations of any Subsidiary Guarantor hereunder otherwise would be subject to avoidance under any such law, taking into consideration such Subsidiary Guarantor's (i) rights of reimbursement and indemnity from the Company with respect to amounts paid by such Subsidiary Guarantor, (ii) rights of subrogation to the rights of the Holders (including pursuant to Section 10.07), and (iii) rights of contribution from each other Subsidiary Guarantor (including pursuant to Section 10.01), then such obligations hereby are reduced to the largest amount that would make them not subject to such avoidance. Any Person asserting that any Subsidiary Guarantor's obligations are so avoidable shall have the burden (including the burden of production and of persuasion) of proving (a) that, without giving effect to this Section 10.03, such Subsidiary Guarantor's obligations hereunder would be avoidable and (b) the extent to which such obligations are reduced by operation of this
Section 10.03.

               SECTION 10.04. LIQUIDATION; DISSOLUTION; BANKRUPTCY.

               Upon any distribution to creditors of any Subsidiary Guarantor of assets of any kind or character of such Subsidiary Guarantor in a total or partial liquidation or dissolution of such Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor, whether voluntary or involuntary (including any assignment for the benefit of creditors and proceedings for marshaling of assets and liabilities of such Subsidiary Guarantor):

               (1) the holders of Subsidiary Guarantor Senior Indebtedness then outstanding will be entitled to payment in full in cash (including interest accruing subsequent to the filing of a petition for bankruptcy or insolvency at the rate specified in the document relating to the applicable Subsidiary Guarantor Senior Indebtedness, whether or not such interest is an allowed claim enforceable against such Subsidiary Guarantor under applicable law) before the Holders are entitled to receive any payment (other than payments made from a trust previously established pursuant to Article Eight hereof) on or with respect to the Subsidiary Guarantee Indebtedness; and

               (2) until the holders of all Subsidiary Guarantor Senior Indebtedness receive payment in full, any distribution to which the Holders would be entitled will be made to the holders of the Subsidiary Guarantor Senior Indebtedness.

               Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Article Eight or (b) any payment by the Trustee or the Paying Agent as permitted by Section 10.10 hereof. Nothing contained in this Article Ten will limit the right of the Trustee or the Holders to take action to accelerate the maturity of the Notes pursuant to Section 6.02 hereof, to receive or retain Permitted Junior Securities or to pursue any rights or remedies hereunder.

               SECTION 10.05. SUBSIDIARY GUARANTORS NOT TO MAKE PAYMENTS WITH
                              RESPECT TO GUARANTEES IN CERTAIN CIRCUMSTANCES.

               Upon the occurrence of any default beyond the applicable grace period in the payment of any principal of or interest on or other amounts due on any Designated Senior Indebtedness of any Subsidiary Guarantor (a "PAYMENT DEFAULT"), no payment of any kind or character shall be made by such Subsidiary Guarantor (or by any other Person on its or their behalf) with respect to the Subsidiary Guarantee Indebtedness unless and until (i) such Payment Default shall have been cured or waived in accordance with the instruments governing such Indebtedness or shall have ceased to exist, (ii) such Designated Senior Indebtedness has been discharged or paid in full in cash in accordance with the instruments governing such Indebtedness or (iii) the benefits of this sentence have been waived by the holders of such Designated Senior Indebtedness or their Representative immediately after which the Company must resume making any and all required payments, including missed payments, in respect of its obligations under the Notes.

               Upon (1) the occurrence and continuance of an event of default (other than a Payment Default) relating to Designated Senior Indebtedness, as such event of default is defined therein or in the instrument or agreement under which it is outstanding, which event of default, pursuant to the instruments governing such Designated Senior Indebtedness, entitles the holders (or a specified portion of the holders) of such Designated Senior Indebtedness or their Representatives to immediately accelerate without further notice (except such notice as may be required to effect such acceleration) the maturity of such Designated Senior Indebtedness (a "NON-PAYMENT DEFAULT") and (2) the receipt by the Trustee and the Company from the trustee or other Representative of holders of such Designated Senior Indebtedness of written notice (a "PAYMENT BLOCKAGE NOTICE") of such occurrence, no payment is permitted to be made by any Subsidiary Guarantor (or by any other Person on its or their behalf) in respect of the Subsidiary Guarantee Indebtedness for a period (a "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt by the Trustee of such notice and ending on the earliest to occur of the following events (subject to any blockage of payments that may then be in effect due to a Payment Default on Designated Senior Indebtedness): (w) such Non-payment Default has been cured or waived or has ceased to exist; (x) a period of 179 consecutive days, commencing on the date such Payment Blockage Notice is received by the Trustee, has elapsed; (y) such Payment Blockage Period has been terminated by written notice to the Trustee from the trustee or other Representative of holders of such Designated Senior Indebtedness, whether or not such Non-payment Default has been cured or waived or has ceased to exist; and (z) such Designated Senior Indebtedness has been discharged or paid in full in cash, immediately after which, in the case of clause (w), (x), (y) or (z), the Subsidiary Guarantor must resume making any and all required payments, including missed payments, in respect of its obligations under the Notes. Notwithstanding the foregoing,
(i) not more than one Payment Blockage Period may be commenced in any period of 365 consecutive days and (ii) no default or event of default with respect to the Designated Senior Indebtedness of the Subsidiary Guarantor that was the subject of a Payment Blockage Notice which existed or was continuing on the date of the giving of any Payment Blockage Notice shall be or serve as the basis for the giving of a subsequent Payment Blockage Notice whether or not within a period of 365 consecutive days unless such default or event of default shall have been cured or waived for a period of at least 90 consecutive days after such date.

               Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Article Eight or (b) any payment by the Trustee or the Paying Agent as permitted by Section 10.10 hereof. Nothing contained in this Article Ten will limit the right of the Trustee or the Holders to take action to accelerate the maturity of the Notes pursuant to Section 6.02 hereof, to receive or retain Permitted Junior Securities or to pursue any rights or remedies hereunder.

               SECTION 10.06. WHEN DISTRIBUTION MUST BE PAID OVER.

               In the event that any payment or distribution of assets of any Subsidiary Guarantor, whether in cash, property or securities, shall be received by the Trustee or the Holders at a time when such payment or distribution is prohibited by Section 10.04 or 10.05 hereof, such payment or distribution shall be segregated from other funds or assets and held in trust for the benefit of the holders of Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of the Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor remaining unpaid or unprovided for or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor held or represented for application to the payment of all Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor remaining unpaid, to the extent necessary to pay or to provide for the payment in full in cash of all such Subsidiary Guarantor Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Subsidiary Guarantor Senior Indebtedness.

               SECTION 10.07. SUBROGATION.

               After, but not before, all Subsidiary Guarantor Senior Indebtedness is paid in full in cash and until the Notes are paid in full, Holders shall be subrogated to the rights of holders of Subsidiary Guarantor Senior Indebtedness to receive distributions applicable to Subsidiary Guarantor Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Subsidiary Guarantor Senior Indebtedness. A distribution made under this Article to holders of Subsidiary Guarantor Senior Indebtedness which otherwise would have been made to Holders is not, as between any Subsidiary Guarantor and Holders, a payment by any Subsidiary Guarantor on Subsidiary Guarantor Senior Indebtedness.

               SECTION 10.08. SUBORDINATION MAY NOT BE IMPAIRED BY
                              SUBSIDIARY GUARANTORS.

               No right of any holder of Subsidiary Guarantor Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Notes and the Guarantees of the Notes shall be impaired by any act or failure to act by any Subsidiary Guarantor or by its or their failure to comply with this Indenture.

               SECTION 10.09. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

               Whenever a distribution is to be made or a notice given to holders of Subsidiary Guarantor Senior Indebtedness, the distribution may be made and the notice given to their Representatives.

               SECTION 10.10. RIGHTS OF TRUSTEE AND PAYING AGENT.

               The Trustee or Paying Agent may continue to make payments on the Notes and the related Guarantees of the Notes until it receives written notice of facts that would cause a payment of principal of or interest on the Notes and the Guarantees of the Notes to violate this Article. Only a Subsidiary Guarantor, a Representative or a holder of an issue of Subsidiary Guarantor Senior Indebtedness that has no Representative may give the notice.

               The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Subsidiary Guarantor Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Subsidiary Guarantor Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person who is a holder of Subsidiary Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Subsidiary Guarantor Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished the

Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such person to receive such payment.

               The Trustee in its individual or any other capacity may hold Subsidiary Guarantor Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of Subsidiary Guarantor Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders, any Subsidiary Guarantor or any other person money or assets to which any holders of Subsidiary Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

               SECTION 10.11. OFFICERS' CERTIFICATE.

               If there occurs an event referred to in Section 10.04 or 10.05, the relevant Subsidiary Guarantor shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Subsidiary Guarantor Senior Indebtedness or their Representatives and the principal amount of Subsidiary Guarantor Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

               SECTION 10.12. OBLIGATION OF SUBSIDIARY GUARANTORS
                              UNCONDITIONAL.

               Nothing contained in this Article Ten or elsewhere in this Indenture, in any Note or in any Guarantee of a Note is intended to or shall impair, as between the Subsidiary Guarantors, their respective creditors other than holders of Subsidiary Guarantor Senior Indebtedness and the Holders, the obligation of the Subsidiary Guarantors, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Guarantees with respect to the Notes, or is intended to or shall affect the relative rights of the Holders and creditors of the Subsidiary Guarantors other than the holders of the Subsidiary Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Ten of the holders of Subsidiary Guarantor Senior Indebtedness in respect of cash, property or securities of the Subsidiary Guarantors received upon the exercise of any such remedy. Upon any distribution of assets of any Subsidiary Guarantor referred to in this Article Ten, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Subsidiary Guarantor Senior Indebtedness and other indebtedness of the Subsidiary Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten. Nothing contained in this Article Ten or elsewhee in this Indenture, in any Note or in any Guarantee of any Note is intended to or shall affect the obligation of the Subsidiary Guarantors to make, or prevent the Subsidiary Guarantors from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 10.05 (not cured or waived), payments at any time of the principal or of interest on the Notes.

               SECTION 10.13. ARTICLE TEN NOT TO PREVENT EVENTS OF DEFAULT.

               The failure to make a payment of principal of or interest on the Notes by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default under Section 6.01.

               SECTION 10.14. EXECUTION AND DELIVERY OF GUARANTEE.

               To evidence its Guarantee of the Notes set forth in Section 10.01, each Subsidiary Guarantor hereby agrees that a notation of such Guarantee substantially in the form included in Exhibit E shall be endorsed by an Officer of such Subsidiary Guarantor, as applicable, on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its respective President or one of its respective Vice Presidents.

               Each Subsidiary Guarantor hereby agrees that its Guarantee of the Notes set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

               If an Officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

               The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

               In the event that the Company creates or acquires any new Subsidiaries subsequent to the date of this Indenture, if required by Section
4.16 hereof, the Company shall cause such Subsidiaries to execute supplemental indentures to this Indenture and Guarantees of the Notes in accordance with Section 4.16 hereof and this Article Ten, to the extent applicable.

               SECTION 10.15. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC.,
                              ON CERTAIN TERMS.

               No Subsidiary Guarantor may consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person whether or not affiliated with such Subsidiary Guarantor unless:

               (a) subject to Section 10.16 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) assumes all the obligations of such Subsidiary Guarantor, pursuant to a supplemental indenture, in form and substance reasonably satisfactory to the Trustee, under the Notes, this Indenture and the Registration Rights Agreement on the terms set forth herein or therein;

               (b) immediately after giving effect to such transaction, no Default exists; and

               (c) immediately after giving effect to such transaction, the Coverage Ratio Incurrence Condition would be met.

               In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Notes, this Indenture and the Registration Rights Agreement to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor Person thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

               Except as set forth in Articles Four and Five hereof, and notwithstanding clause (a) above, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or another Subsidiary Guarantor.

               SECTION 10.16. RELEASES FOLLOWING SALE OF ASSETS, ETC.

               In the event of a sale or other disposition of all of the assets of any Subsidiary Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Subsidiary Guarantor then held by the Company and its Restricted Subsidiaries, then such Subsidiary Guarantor will be released and relieved of any obligations under its Subsidiary Guarantee; PROVIDED that the Net Cash Proceeds of such sale or other disposition are applied in accordance with
Section 4.10 hereof. In addition, any Subsidiary Guarantor that is designated as an Unrestricted Subsidiary or that otherwise ceases to be a Subsidiary, in each case in accordance with the provisions of this Indenture, will be released from its Subsidiary Guarantee upon effectiveness of such designation or when it first ceases to be a Subsidiary, as the case may be.

               Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale, other disposition or designation was made by the Company in accordance with the applicable provisions of this Indenture, including without limitation Section
4.10 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Guarantee.

               Any Subsidiary Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Subsidiary Guarantor under this Indenture as provided in this Article Ten.

                                ARTICLE ELEVEN

                                SUBORDINATION

               SECTION 11.01. AGREEMENT TO SUBORDINATE.

               The payment by the Company of principal of, and premium, if any, and interest (including Special Interest) on the Notes (collectively, the "NOTE INDEBTEDNESS"), will be subordinated to the prior payment in full in cash of the principal of, and premium, if any, and accrued and unpaid interest on, and all other amounts owing in respect of, all existing and future

Senior Indebtedness.

               Money and securities held in trust pursuant to Article Eight are not subject to the subordination provisions of this Article Eleven.

               SECTION 11.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY.

               Upon any distribution to creditors of the Company of assets of any kind or character of the Company in a total or partial liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company, whether voluntary or involuntary (including any assignment for the benefit of creditors and proceedings for marshaling of assets and liabilities of the Company):

               (1) the holders of Senior Indebtedness then outstanding will be entitled to payment in full in cash (including interest accruing subsequent to the filing of a petition for bankruptcy or insolvency at the rate specified in the document relating to the applicable Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the Company under applicable law) before the Holders are entitled to receive any payment (other than payments made from a trust previously established pursuant to Article Eight hereof) on or with respect to the Note Indebtedness; and

               (2) until the holders of all Senior Indebtedness receive payment in full, any distribution to which the Holders would be entitled will be made to the holders of the Senior Indebtedness.

               Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Article Eight or (b) any payment by the Trustee or the Paying Agent as permitted by Section 11.10 hereof. Nothing contained in this Article Eleven will limit the right of the Trustee or the Holders to take action to accelerate the maturity of the Notes pursuant to Section 6.02 hereof, to receive or retain Permitted Junior Securities or to pursue any rights or remedies hereunder.

               SECTION 11.03. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO
                              NOTES IN CERTAIN CIRCUMSTANCES.

               Upon the occurrence of any default beyond the applicable grace period in the payment of any principal of or interest on or other amounts due on any Designated Senior Indebtedness of the Company (a "PAYMENT DEFAULT"), no payment of any kind or character shall be made by the Company (or by any other Person on its behalf) with respect to the Note Indebtedness unless and until (i) such Payment Default shall have been cured or waived in accordance with the instruments governing such Indebtedness or shall have ceased to exist,

(ii) such Designated Senior Indebtedness has been discharged or paid in full in cash in accordance with the instruments governing such Indebtedness or
(iii) the benefits of this sentence have been waived by the holders of such Designated Senior Indebtedness or their Representative immediately after which the Company must resume making any and all required payments, including missed payments, in respect of its obligations under the Notes.

               Upon (1) the occurrence and continuance of an event of default (other than a Payment Default) relating to Designated Senior Indebtedness, as such event of default is defined therein or in the instrument or agreement under which it is outstanding, which event of default, pursuant to the instruments governing such Designated Senior Indebtedness, entitles the holders (or a specified portion of the holders) of such Designated Senior Indebtedness or their Representatives to immediately accelerate without further notice (except such notice as may be required to effect such acceleration) the maturity of such Designated Senior Indebtedness (a "NON-PAYMENT DEFAULT") and (2) the receipt by the Trustee and the Company from the trustee or other Representative of holders of such Designated Senior Indebtedness of written notice (a "PAYMENT BLOCKAGE NOTICE") of such occurrence, no payment is permitted to be made by the Company (or by any other Person on its behalf) in respect of the Note Indebtedness for a period (a "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt by the Trustee of such notice and ending on the earliest to occur of the following events (subject to any blockage of payments that may then be in effect due to a Payment Default on Designated Senior Indebtedness): (w) such Non-payment Default has been cured or waived or has ceased to exist; (x) a period of 179 consecutive days, commencing on the date such Payment Blockage Notice is received by the Trustee, has elapsed; (y) such Payment Blockage Period has been terminated by written notice to the Trustee from the trustee or other Representative of holders of such Designated Senior Indebtedness, whether or not such Non-payment Default has been cured or waived or has ceased to exist; and (z) such Designated Senior Indebtedness has been discharged or paid in full in cash, immediately after which, in the case of clause (w), (x), (y) or
(z), the Company must resume making any and all required payments, including missed payments, in respect of its obligations under the Notes. Notwithstanding the foregoing, (i) not more than one Payment Blockage Period may be commenced in any period of 365 consecutive days and (ii) no default or event of default with respect to the Designated Senior Indebtedness of the Company that was the subject of a Payment Blockage Notice which existed or was continuing on the date of the giving of any Payment Blockage Notice shall be or serve as the basis for the giving of a subsequent Payment Blockage Notice whether or not within a period of 365 consecutive days unless such default or event of default shall have been cured or waived for a period of at least 90 consecutive days after such date.

               Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Article Eight or (b) any payment by the Trustee or the Paying Agent as permitted by Section 11.10 hereof.

Nothing contained in this Article Eleven will limit the right of the Trustee or the Holders to take action to accelerate the maturity of the Notes pursuant to Section 6.02 hereof, to receive or retain Permitted Junior Securities or to pursue any rights or remedies hereunder.

               Nothing contained in this Article Eleven will limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Notes pursuant to Section 6.02 or to pursue any rights or remedies hereunder.

               SECTION 11.04. ACCELERATION OF NOTES.

               If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

               SECTION 11.05. WHEN DISTRIBUTION MUST BE PAID OVER.

               In the event that any payment or distribution of assets of the Company, whether in cash, property or securities, shall be received by the Trustee or the Holders at a time when such payment or distribution is prohibited by Section 11.02 or 11.03 hereof, such payment or distribution shall be segregated from other funds or assets and held in trust for the benefit of the holders of Senior Indebtedness of the Company and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of the Senior Indebtedness of the Company remaining unpaid or unprovided for or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay or to provide for the payment in full in cash of all such Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

               SECTION 11.06. NOTICE BY COMPANY.

               The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of principal of or interest on Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness provided in this Article.

               SECTION 11.07. SUBROGATION.

               After, but not before, all Senior Indebtedness is paid in full in cash and until the Notes are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distri-butions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Indebtedness.

               SECTION 11.08. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

               No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

               SECTION 11.09. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

               Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives.

               SECTION 11.10. RIGHTS OF TRUSTEE AND PAYING AGENT.

               The Trustee or Paying Agent may continue to make payments on the Notes until it receives written notice of facts that would cause a payment of principal of or interest on the Notes to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

               The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person who is a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such Person to receive such payment.

               The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of

Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

               SECTION 11.11. OFFICERS' CERTIFICATE.

               If there occurs an event referred to in Section 11.02 or 11.03, the Company shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness or their Representatives and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

               SECTION 11.12. OBLIGATION OF COMPANY UNCONDITIONAL.

               Nothing contained in this Article Eleven or elsewhere in this Indenture or in any Note is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.
Upon any distribution of assets of the Company referred to in this Article Eleven, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven. Nothing contained in this Article Eleven or elsewhere in this Indenture or in any Note is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganzation proceeding, and except during the continuance of any default specified in Section 11.03 (not cured or waived), payments at any time of the principal or of interest on the Notes.

               SECTION 11.13. ARTICLE ELEVEN NOT TO PREVENT EVENTS OF DEFAULT.

               The failure to make a payment of principal of or interest on the Notes by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default under Section 6.01.

                                  ARTICLE TWELVE


                                  MISCELLANEOUS

               SECTION 12.01. TRUST INDENTURE ACT CONTROLS.

               If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

               SECTION 12.02. NOTICES.

               Any notice or communication by the Company, any Subsidiary Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address

               If to the Company and/or any Subsidiary Guarantor:

               NCI Building Systems, Inc.
               7301 Fairview
               Houston, Texas 77041
               Telecopier No.: (713) 856-8109
               Attention: Chief Financial Officer

               With a copy to:

               Gardere & Wynne, L.L.P.
               3000 Thanksgiving Town
               1601 Elm Street
               Dallas, Texas 75201
               Telecopier No.: (214) 999-4667
               Reference: NCI Building Systems, #061908

               If to the Trustee:

               Harris Trust Company of New York
               Wall Street Plaza
               88 Pine Street, 19th Floor
               New York, New York 10005
               Telecopier No.:  (212) 701-7698
               Attention: Corporate Trust Administration

               The Company, any Subsidiary Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

               All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

               Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

               If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

               If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

               SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

               Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

               SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS
                              PRECEDENT.

               Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

               SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

               Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

               (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

               (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

               SECTION 12.06. RULES BY TRUSTEE AND AGENTS.

               The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

               SECTION 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS,
                              EMPLOYEES AND STOCKHOLDERS.

               No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or such Subsidiary Guarantor under the Notes, the Guarantees of the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

               SECTION 12.08. GOVERNING LAW.

               THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

               SECTION 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

               This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

               SECTION 12.10. SUCCESSORS.

               All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

               SECTION 12.11. SEVERABILITY.

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 12.12. COUNTERPART ORIGINALS.

               The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               SECTION 12.13. TABLE OF CONTENTS, HEADINGS, ETC.

               The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                          [SIGNATURES ON FOLLOWING PAGE]

                                       SIGNATURES

Dated as of May 5, 1999

                                       NCI BUILDING SYSTEMS, INC., a Delaware
                                       corporation

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       NCI OPERATING CORP., a Nevada
                                       corporation

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       NCI HOLDING CORP., a Delaware
                                       corporation

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       A&S BUILDING SYSTEMS, L.P., a Texas
                                       limited partnership
                                       By:  NCI Operating Corp., a Nevada
                                            corporation, its General Partner

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President

                                       NCI BUILDING SYSTEMS, L.P., a Texas
                                       limited partnership
                                       By:  NCI Operating Corp., a Nevada
                                            corporation, its General Partner

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       METAL BUILDING COMPONENTS, L.P., a Texas
                                       limited partnership
                                       By:  NCI Operating Corp., a Nevada
                                            corporation, its General Partner


                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       METAL COATERS OPERATING, L.P., a
                                       Texas limited partnership
                                       By:  NCI Operating Corp., a Nevada
                                            corporation, its General Partner

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       METAL BUILDING COMPONENTS
                                       HOLDING, INC., a Delaware corporation


                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President

                                       METAL COATERS HOLDING, INC., a
                                       Delaware corporation


                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Executive Vice President


                                       METAL COATERS OF CALIFORNIA, INC., a
                                       Texas corporation

                                       By:   /s/  Robert J. Medlock
                                           -----------------------------------
                                           Name:  Robert J. Medlock
                                           Title: Vice President


                                       HARRIS TRUST COMPANY OF NEW YORK


                                       By:   /s/  Amy Roberts
                                           -----------------------------------
                                           Name:  Amy Roberts
                                           Title: Vice President

                                     EXHIBIT A-1
                                    (FACE OF NOTE)
==============================================================================


                                                   CUSIP/CINS ________________

                 9-1/4% Series Senior Subordinated Notes due 2009

No. ____                                                      $_______________

NCI BUILDING SYSTEMS, INC.


promises to pay to _________________, or registered assigns, the principal sum of $_____________, or such other amount as is set forth on the Schedule of Exchanges of Interests on the reverse side of this Security, on ______________, 2009.

Interest Payment Dates:                          and

Record Dates:             and


                                        Dated:                , 1999

                                        NCI BUILDING SYSTEMS, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                                            (SEAL)

This is one of the Notes referred
to in the within-mentioned Indenture:

Harris Trust Company of New York,
as Trustee

By:
    ---------------------------------

==============================================================================

                                   A-1-1

                                 (BACK OF NOTE)

                  9-1/4% SENIOR SUBORDINATED NOTES DUE 2009

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AND THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE (1) BY ITS ACQUISITION OF THE SECURITY REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR OR (D) IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(4) AND EITHER RULE 501(a)(5) OR (6) UNDER THE SECURITIES ACT WHO IS ACQUIRING THE SECURITY FOR HIS OWN ACCOUNT (AN "AFFILIATE ACCREDITED INVESTOR") AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE ISSUER THAT
(X) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, (C) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 OF NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (E) TO AN AFFILIATE ACCREDITED INVESTOR WHO IS PURCHASING NOTES FOR HIS OWN ACCOUNT (AND BASED UPON AN OPINION

                                       A-1-2

OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR (3) UNDER AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Y) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY, EVIDENCED BY THIS CERTIFICATE OF THE RESALE RESTRICTIONS DESCRIBED IN (X) ABOVE. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF NCI BUILDING SYSTEMS, INC.

               Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

               1. INTEREST. NCI Building Systems, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 9-1/4% per annum from May 1, 1999 until maturity, and shall pay the Special Interest payable pursuant to Section 5 of the Registration Rights Agreement referred to below if the circumstances therein described shall occur. The Company will pay interest and Special Interest, if any, semi-annually on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of

                                   A-1-3
interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be November 1, 1999. The Company shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

               2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders at the close of business on April 15 and October 15 of each year, even if such Notes are canceled after such record date and on or before the subsequent Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Special Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               3. PAYING AGENT AND REGISTRAR. Initially, Harris Trust Company of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

               4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 5, 1999 ("INDENTURE") among the Company, certain Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company, of which a principal amount of $125.0 million was issued on the date of the Indenture. After the date of the Indenture, Additional Notes may be issued from time to time subject to the limitations set

                                   A-1-4
forth in Section 4.09 of the Indenture.

               5. SUBORDINATION. The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. The Guarantees in respect of the Notes will be subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Subsidiary Guarantor Senior Indebtedness of each Subsidiary Guarantor, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by its acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

               6.     OPTIONAL REDEMPTION.

               (a) The Notes may not be redeemed prior to May 1, 2004, but will be redeemable at the option of the Company, in whole or in part, at any time on or after

May 1, 2004, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, including Special Interest, if any, to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

                                     YEAR            OPTIONAL REDEMPTION PRICE
                                     ----            -------------------------
                 2004............................               104.625%
                 2005............................               103.083%
                 2006............................               101.542%
                 2007 and thereafter.............               100.000%

               (b) Notwithstanding the foregoing, at any time prior to May 1, 2002, the Company may redeem up to 35% of the sum of (i) the initial aggregate principal amount of the Notes and (ii) the initial aggregate principal amount of any Additional Notes with the net cash proceeds of one or more Equity Offerings at a redemption price equal to 109.250% of the principal amount thereof, plus accrued and unpaid interest thereon (including Special Interest), if any, to the redemption date; PROVIDED that (a) 65% of the sum of (i) the initial aggregate principal amount of Notes issued on the Issue Date and (ii) the initial aggregate principal amount of any Additional Notes remains outstanding immediately after the occurrence of such redemption and (b) such redemption occurs within 90 days of the date of the closing of any such Equity Offering.

                                   A-1-5

               7.     MANDATORY REDEMPTION.

               The Company shall not be required to make mandatory redemption payments with respect to the Notes.

               8.     REPURCHASE AT OPTION OF HOLDER.

               Sections 3.09, 3.10 and 4.10 of the Indenture provide that, after certain Asset Sales and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

               9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

               10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form in denominations of $1,000 and integral multiples of $1,000.
The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

               11. PERSONS DEEMED OWNERS. The registered Holder may be treated as its owner for all purposes.

               12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Guarantees of the Notes or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class and any existing default or compliance with any provision of the Indenture, the Guarantees of the Notes or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder, the Indenture, the Guarantees of the Notes or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's

                                   A-1-6
or a Subsidiary Guarantor's obligations to Holders in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or to allow any Subsidiary Guarantor to execute a supplemental indenture to the Indenture and/or a Guarantee with respect to the Notes.

               13. DEFAULTS AND REMEDIES. Each of the following constitutes an "EVENT OF DEFAULT" (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and whether or not by operation of Section 10.05 or 11.05 of the Indenture): (i) failure by the Company to pay interest (including Special Interest) on any of the Notes when it becomes due and payable and the continuance of any such failure for 30 days;
(ii) failure by the Company to pay the principal or premium, if any, on any of the Notes when it becomes due and payable, whether at stated maturity, upon redemption, upon repurchase, upon acceleration or otherwise; (iii) failure by the Company to comply with Sections 3.09, 3.10, 4.10, and 5.01 of the Indenture, respectively; (iv) failure by the Company to comply with any other covenant in the Indenture and continuance of such failure for 30 days after notice of such failure has been given to the Company by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Notes then outstanding;
(v) failure by either the Company or any of its Restricted Subsidiaries to make any payment when due after the expiration of any applicable grace period, in respect of any Indebtedness of the Company or any of such Subsidiaries, or the acceleration of the maturity of such Indebtedness by the holders thereof because of a default, PROVIDED that the aggregate amount unpaid or accelerated, for all such Indebtedness under this clause (v), equals $20.0 million or more; (vi) one or more judgments or orders that exceed $20.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered;
(vii) the Company or any of its Significant Subsidiaries: (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a custodian of it or for all or substantially all of its property, (4) makes a general assignment for the benefit of its creditors, or (5) generally is not paying its debts as they become due; or (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Company or any of its Significant Subsidiaries; (2) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or (3) orders the liquidation of the Company or any of its Significant Subsidiaries; and the order or decree remains unstayed and in effect for 60 consecutive days.
(ix) except as permitted by Section 10.16 hereof, any Subsidiary Guarantee of any Significant Subsidiary ceases to be in full force and effect or any

                                   A-1-7

Subsidiary Guarantor repudiates its obligations under any Subsidiary Guarantee.

               If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from the events of bankruptcy or insolvency described in clauses (vii) or (viii) of the preceding paragraph, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice to the Trustee may on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

               14. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 of the Indenture.

               15. NO RECOURSE AGAINST OTHERS. A director, Officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

               16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                                   A-1-8

               18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes (other than Affiliate Accredited Investors and their transferees) shall have all the rights set forth in the Registration Rights Agreement dated as of the Issue Date, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

               19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

               NCI Building Systems, Inc.
               7301 Fairview
               Houston, Texas 77041
               Attention: Chief Financial Officer









                                   A-1-9

                             ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
                   (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  ____________
                                             Your Signature: ___________________
                                             (Sign exactly as your name appears
                                             on the face of this Note)

Signature Guarantee: ______________________________________


                                       A-1-10

                          OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Note purchased by the Company pursuant to Section 3.10 or 4.10 of the Indenture, check the box below:

               / / Section 3.10              / / Section 4.10

               If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.10 or Section 4.10 of the Indenture, state the amount you elect to have purchased: $________

Date: _____________              Your Signature: ______________________________
                                 (Sign exactly as your name appears on the Note)

                                 Tax Identification No: _______________________

Signature Guarantee: _______________________________








                                             A-1-11

                              SCHEDULE OF EXCHANGES OF INTERESTS

               The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                     Principal Amount
                         Amount of decrease    Amount of increase   of this Global Note       Signature of
                            in Principal          in Principal        following such       authorized officer
                           Amount of this        Amount of this        decrease (or           of Trustee or
   Date of Exchange          Global Note          Global Note            increase)            Paying Agent
   ----------------      -------------------    ----------------         ---------            ------------









                                            A-1-12

                                 [EXHIBIT A-2]
                 (FACE OF REGULATION S TEMPORARY GLOBAL NOTE)

================================================================================

                                                     CUSIP/CINS ________________

               9-1/4% Series _ Senior Subordinated Notes due 2009

No. ____                                                        $_______________

NCI BUILDING SYSTEMS, INC.

promises to pay to _________________, or registered assigns, the principal sum of $_____________, or such other amount as is set forth on the Schedule of Exchanges of Interests on the reverse side of this Security, on ______________, 2009.

Interest Payment Dates:           and

Record Dates:               and

                                        Dated:              , 1999


                                        NCI BUILDING SYSTEMS, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                                            (SEAL)


This is one of the Notes referred
to in the within-mentioned Indenture:

Harris Trust Company of New York,
as Trustee

By:
   -------------------------------------

================================================================================

                                     A-2-1

                  (BACK OF REGULATION S TEMPORARY GLOBAL NOTE)

                   9-1/4% SENIOR SUBORDINATED NOTES DUE 2009

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AND THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE (1) BY ITS ACQUISITION OF THE SECURITY REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR OR (D) IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(4) AND EITHER RULE 501(a)(5) OR (6) UNDER THE SECURITIES ACT WHO IS ACQUIRING THE SECURITY FOR HIS OWN ACCOUNT (AN "AFFILIATE ACCREDITED INVESTOR") AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE ISSUER THAT (X) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144
UNDER THE SECURITIES ACT, IF AVAILABLE, (C) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE

                                     A-2-2

SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 OF NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (E) TO AN AFFILIATE ACCREDITED INVESTOR WHO IS PURCHASING NOTES FOR HIS OWN ACCOUNT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR
(3) UNDER AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Y) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY, EVIDENCED BY THIS CERTIFICATE OF THE RESALE RESTRICTIONS DESCRIBED IN (X) ABOVE. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

               1. INTEREST. NCI Building Systems, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 9-1/4% per annum from May 1, 1999 until maturity, and shall pay the Special Interest payable pursuant to Section 5 of the Registration Rights Agreement referred to below if the circumstances therein described shall occur. The Company will pay interest and Special Interest, if any, semi-annually on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be November 1, 1999. The Company shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay

                                     A-2-3
interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

               Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Senior Subordinated Notes under the Indenture.

               2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders at the close of business on April 15 and October 15 of each year, even if such Notes are canceled after such record date and on or before the subsequent Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Special Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               3. PAYING AGENT AND REGISTRAR. Initially, Harris Trust Company of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

               4. INDENTURE . The Company issued the Notes under an Indenture dated as of May 5, 1999 ("INDENTURE") among the Company, certain Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company, of which a principal amount of $125.0 million was issued on the date of the Indenture. After the date of the Indenture, Additional Notes may be issued from time to time subject to the limitations set

                                     A-2-4
forth in Section 4.09 of the Indenture.

               5. SUBORDINATION. The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. The Guarantees in respect of the Notes will be subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Subsidiary Guarantor Senior Indebtedness of each Subsidiary Guarantor, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by its acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

               6.     OPTIONAL REDEMPTION.

               (a) The Notes may not be redeemed prior to May 1, 2004, but will be redeemable at the option of the Company, in whole or in part, at any time on or after May 1, 2004, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, including Special Interest, if any, to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

                               YEAR               OPTIONAL REDEMPTION PRICE
                               ----               -------------------------
                 2004.........................            104.625%
                 2005.........................            103.083%
                 2006.........................            101.542%
                 2007 and thereafter..........            100.000%

               (b) Notwithstanding the foregoing, at any time prior to May 1, 2002, the Company may redeem up to 35% of the sum of (i) the initial aggregate principal amount of the Notes and (ii) the initial aggregate principal amount of any Additional Notes with the net cash proceeds of one or more Equity Offerings at a redemption price equal to 109.250% of the principal amount thereof, plus accrued and unpaid interest thereon (including Special Interest), if any, to the redemption date; PROVIDED that (a) 65% of the sum of (i) the initial aggregate principal amount of Notes issued on the Issue Date and (ii) the initial aggregate principal amount of any Additional Notes remains outstanding immediately after the occurrence of such redemption and (b) such redemption occurs within 90 days of the date of the closing of any such Equity Offering.

                                     A-2-5

               7.     MANDATORY REDEMPTION.

               The Company shall not be required to make mandatory redemption payments with respect to the Notes.

               8.     REPURCHASE AT OPTION OF HOLDER.

               Sections 3.09, 3.10 and 4.10 of the Indenture provide that, after certain Asset Sales and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

               9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

               10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

               This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day Distribution Compliance Period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

               11. PERSONS DEEMED OWNERS. The registered Holder may be treated as its owner for all purposes.

               12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Guarantees of the Notes or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding

                                     A-2-6

Notes and Additional Notes, if any, voting as a single class and any existing default or compliance with any provision of the Indenture, the Guarantees of the Notes or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder, the Indenture, the Guarantees of the Notes or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Subsidiary Guarantor's obligations to Holders in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or to allow any Subsidiary Guarantor to execute a supplemental indenture to the Indenture and/or a Guarantee with respect to the Notes.

               13. DEFAULTS AND REMEDIES. Each of the following constitutes an "EVENT OF DEFAULT" (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and whether or not by operation of Section 10.05 or 11.05 of the Indenture): (i) failure by the Company to pay interest (including Special Interest) on any of the Notes when it becomes due and payable and the continuance of any such failure for 30 days; (ii) failure by the Company to pay the principal or premium, if any, on any of the Notes when it becomes due and payable, whether at stated maturity, upon redemption, upon repurchase, upon acceleration or otherwise; (iii) failure by the Company to comply with Sections 3.09, 3.10, 4.10, and 5.01 of the Indenture, respectively; (iv) failure by the Company to comply with any other covenant in the Indenture and continuance of such failure for 30 days after notice of such failure has been given to the Company by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Notes then outstanding; (v) failure by either the Company or any of its Restricted Subsidiaries to make any payment when due after the expiration of any applicable grace period, in respect of any Indebtedness of the Company or any of such Subsidiaries, or the acceleration of the maturity of such Indebtedness by the holders thereof because of a default, PROVIDED that the aggregate amount unpaid or accelerated, for all such Indebtedness under this clause (v), equals $20.0 million or more; (vi) one or more judgments or orders that exceed $20.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered; (vii) the Company or any of its Significant Subsidiaries: (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a custodian of it or for all or substantially all of its property, (4) makes a general assignment for the benefit of its creditors, or (5) generally is not paying its debts as they become due; or (viii)

                                     A-2-7
a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Company or any of its Significant Subsidiaries; (2) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or (3) orders the liquidation of the Company or any of its Significant Subsidiaries; and the order or decree remains unstayed and in effect for 60 consecutive days. (ix) except as permitted by Section 10.16 hereof, any Subsidiary Guarantee of any Significant Subsidiary ceases to be in full force and effect or any Subsidiary Guarantor repudiates its obligations under any Subsidiary Guarantee.

               If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from the events of bankruptcy or insolvency described in clauses (vii) or (viii) of the preceding paragraph, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice to the Trustee may on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes.
The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

               14. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 of the Indenture.

               15. NO RECOURSE AGAINST OTHERS. A director, Officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                                     A-2-8

               16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes (other than Affiliate Accredited Investors and their transferees) shall have all the rights set forth in the Registration Rights Agreement dated as of the Issue Date, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

               19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

               NCI Building Systems, Inc.
               7301 Fairview
               Houston, Texas 77041
               Attention: Chief Financial Officer





                                     A-2-9

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                  Your Signature:
     ----------------                                 --------------------------
                                                      (Sign exactly as your name
                                                      appears on the face of
                                                      this Note)

Signature Guarantee
                   ----------------------------------------



                                     A-2-10

                       OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Note purchased by the Company pursuant to Section 3.10 or 4.10 of the Indenture, check the box below:

                 / / Section 3.10              / / Section 4.10

               If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.10 or Section 4.10 of the Indenture, state the amount you elect to have purchased: $________

--------------------------------------------------------------------------------

Date:                        Your Signature:
     ---------------------                  ------------------------------------
                                              (Sign exactly as your name appears
                                                                    on the Note)

                             Tax Identification No:
                                                   -----------------------------
Signature Guarantee
                   ----------------------------------------



                                     A-2-11

                       SCHEDULE OF EXCHANGES OF INTERESTS

               The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                               Principal Amount
                      Amount of de-      Amount of increase   of this Global Note      Signature of
                        crease in           in Principal        following such      authorized officer
                     Principal Amount        Amount of           decrease (or          of Trustee or
Date of Exchange   of this Global Note    this Global Note         increase)           Paying Agent
----------------   -------------------   ------------------   -------------------   ------------------







                                     A-2-12

                                      EXHIBIT B

                           FORM OF CERTIFICATE OF TRANSFER

NCI Building Systems, Inc.
7301 Fairview
Houston, Texas 77041


Harris Trust Company of New York
Wall Street Plaza
88 Pine Street, 19th Floor
New York, New York 10005

          Re:  NCI Building Systems, Inc.
               9-1/4% SENIOR SUBORDINATED NOTES DUE 2009

          Reference is hereby made to the Indenture, dated May 5, 1999 (the "INDENTURE"), between NCI Building Systems, Inc. (the "COMPANY") and Harris Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ______________ (the "TRANSFEROR") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interest (the "TRANSFER"), to __________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL NOTE, THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or
(y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

3. / / CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) / / such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

          (b) / / such Transfer is being effected to the Company or a Subsidiary thereof;

                                       or

          (c) / / such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

          (d) / / such Transfer is being effected to an Institutional Accredited In-vestor or an Affiliate Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D-1 or D-2, as appropriate, to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

          (a) / / CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and/or in the Indenture.

          (b) / / CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and/or in the Indenture.

          (c)  / /  CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The

Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and/or in the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       ---------------------------------------
                                       [Name of Transferor]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:
Dated:
      ----------------------------

                          ANNEX A TO CERTIFICATE OF TRANSFER

1.   The Transferor owns and proposes to transfer the following:

                              CHECK ONE OF (a) OR (b)

          (a)  / /   a beneficial interest in the:

               (i)   / /  144A Global Note (CUSIP __________), or

               (ii)  / /  Regulation S Global Note (CUSIP __________), or

               (iii) / /  IAI Global Note (CUSIP __________); or

          (b)  / /   a Restricted Definitive Note.

2.   After the Transfer the Transferee will hold:

                                   CHECK ONE

          (a)  / /  a beneficial interest in the:

                    (i)   / /  144A Global Note (CUSIP __________), or

                    (ii)  / /  Regulation S Global Note (CUSIP __________), or

                    (iii) / /  IAI Global Note (CUSIP __________); or

                    (iv) / /   Unrestricted Global Note (CUSIP __________); or

          (b)  / /  a Restricted Definitive Note; or

          (c)  / /  an Unrestricted Definitive Note,

     in accordance with the terms of the Indenture.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

NCI Building Systems, Inc.
7301 Fairview
Houston, Texas 77041


Harris Trust Company of New York
Wall Street Plaza
88 Pine Street, 19th Floor
New York, New York 10005

          Re:  NCI Building Systems, Inc.
               9-1/4% Senior Subordinated Notes due 2009

                               (CUSIP______________)

          Reference is hereby made to the Indenture, dated as of May 5, 1999 (the "INDENTURE"), between NCI Building Systems, Inc. (the "COMPANY") and Harris Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ____________ (the "OWNER") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of
$____________ in such Note[s] or interest (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

          (a) / / CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global
Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) / / CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) / / CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) / / CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

(a) / / CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

          (b) / / CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] __ 144A Global Note, __ Regulation S Global Note, __ IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and in the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       ---------------------------------------
                                       [Name of Owner]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:
      ----------------------------

                                    EXHIBIT D-1

                             FORM OF CERTIFICATE FROM
                    ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

NCI Building Systems, Inc.
7301 Fairview
Houston, Texas 77041


Harris Trust Company of New York
Wall Street Plaza
88 Pine Street, 19th Floor
New York, New York 10005

          Re:  NCI Building Systems, Inc.
               9-1/4% Senior Subordinated Notes due 2009

          Reference is hereby made to the Indenture, dated as of May 5, 1999 (the "INDENTURE"), between NCI Building Systems, Inc. (the "COMPANY") and Harris Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          In connection with our proposed purchase of $____________ aggregate principal amount of:

          (a)  / /  a beneficial interest in a Global Note, or

          (b)  / /  a Definitive Note,

we confirm that:

          1. We are an "accredited investor" within the meaning of Rules 501(a)(1), (2), (3), or (7) under the Securities Act of 1933 (the "SECURITIES ACT") or an entity in which all of the equity owners are accredited investors within the meaning of Rules 501(a)(1), (2), (3), or (7) under the Securities Act (an "Institutional Accredited Investor");

          2. any purchase of Notes by us will be for our own account or for the account of one or more Institutional Accredited Investors;

          3. if we purchase any Notes, we will acquire Notes having a minimum purchase price of at least $100,000 for our own account and for each separate account for which we are acting;

                                       D-1-1

          4. we have sufficient knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes;

          5. we are not acquiring Notes with a view to any distribution of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

          6. we acknowledge that we have had access to financial and other information, and have been afforded the opportunity to ask questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Notes.

          We understand that the Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of any accounts for which we acquire any Notes, that the Notes may be offered, resold, pledged or otherwise transferred only (1) to a person whom we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in a transaction meeting the requirements of Rule 144, outside the United States in a transaction meeting the requirements of Rule 903 or 904 under the Securities Act, or in compliance with another exemption from the registration requirements of the Securities Act (based on opinion of counsel if the Company so requests), (2) to the Company or
(3) under an effective registration statement, and, in each case, in compliance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Notes purchased by us may be in the form of definitive physical certificates and that the certificates will bear a legend reflecting the substance of this paragraph.

          We acknowledge that the Company and others will rely upon our confirmations, acknowledgments and agreements in this letter, and we agree to notify the Company promptly in writing if any of those representations or warranties cease to be accurate and complete.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK.

                                       D-1-2

                                        --------------------------------------
                                        (Name of Purchaser)

                                        By:-----------------------------------

                                        Name:---------------------------------

                                        Title:--------------------------------

                                        Address:------------------------------

                                        --------------------------------------

                                        --------------------------------------


Dated: ---------


                                       D-1-3

                                    EXHIBIT D-2

                              FORM OF CERTIFICATE FROM
                      ACQUIRING AFFILIATE ACCREDITED INVESTOR

NCI Building Systems, Inc.
7301 Fairview
Houston, Texas  77041

Harris Trust Company of New York
Wall Street Plaza
88 Pine Street, 19th Floor
New York, New York 10005

     Re:  NCI Building Systems, Inc.
          9-1/4% Senior Subordinated Notes due 2009

     Reference is hereby made to the Indenture, dated as of May 5, 1999 (the "INDENTURE"), between NCI Building Systems, Inc. (the "COMPANY") and Harris Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with my proposed purchase of $____ aggregate principal amount of:

     (a)  / /  a beneficial interest in a Global Note, or

     (b)  / /  a Definitive Note,

     I confirm that:

     1. I am a natural person who is a director or executive officer of the Company and, at this time, I have an individual net worth or joint net worth with my spouse that exceeds $1,000,000 or had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year (an "Affiliate Accredited Investor");

     2.   any purchase of Notes by me will be only for my own account,

     3. I have sufficient knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of purchasing Notes;

                                       D-2-1

     4. I am not acquiring Notes with a view to any distribution of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; and

     5. I have had access to financial and other information, and have been afforded the opportunity to ask questions of representatives of NCI and receive answers thereto, as I deem necessary in connection with my decision to purchase Notes.

     I understand that the Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and I agree, on my own behalf that the Notes may be offered, resold, pledged or otherwise transferred only (1) to a person whom I reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144, outside the United States in a transaction meeting the requirements of Rule 903 or 904 under the Securities Act, or in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), (2) to the Company or (3) under an effective registration statement, and, in each case, in compliance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. I understand that the registrar will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. I further understand that the Notes purchased by me will be in the form of definitive physical certificates and that the certificates will bear a legend reflecting the substance of this paragraph.

     I understand that the person from whom or which I propose to purchase
Notes (or one or more of his or its transferors), on behalf of his or its estate, heirs, representatives, legatees, transfers and assigns, has agreed to forego and has waived any and all rights to exchange the Notes that I propose to purchase for identical Notes in an exchange transaction registered under the Securities Act, and any and all rights to have the resale of those Notes by me registered under the Securities Act. I agree to be bound by such waiver and forbearance agreement, and understand that neither I nor my estate, heirs, representatives, legatees, transfers and assigns shall have any right to register the Notes I propose to purchase or to exchange those Notes for registered Notes.

     I acknowledge that the Company and others will rely upon my confirmations, acknowledgments and agreements in this letter, and I agree to notify the Company promptly in writing if any of those representations or warranties cease to be accurate and complete.

                                       D-2-2

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK.
                                        INDIVIDUAL PURCHASER


                                        --------------------------------------
                                        (Print Name of Purchaser)


                                        --------------------------------------
                                        (Signature of Purchaser)


                                        Title at NCI:-------------------------


                                        Address:------------------------------

                                        --------------------------------------

                                        --------------------------------------


                                        Social Security Number:

                                        --------------------------------------

                                       D-2-3

                                      EXHIBIT E
                 FORM OF NOTATION OF SENIOR SUBORDINATED GUARANTEE

                                     GUARANTEE
                     9-1/4% Senior Subordinated Notes due 2009
                           of NCI Building Systems, Inc.

               For value received, each Subsidiary Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, on a senior subordinated basis, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of May 5, 1999 (the "INDENTURE") among NCI Building Systems, Inc., the Subsidiary Guarantors listed on the signature pages thereto and Harris Trust Company of New York, as trustee (the "TRUSTEE"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of each Subsidiary Guarantor to the Holders and to the Trustee pursuant to the Guarantee of the Notes and the Indenture are expressly subordinated and subject in right of payment to the prior payment in full of all Subsidiary Guarantor Senior Indebtedness of such Subsidiary Guarantor, to the extent and in the manner provided in Article Ten of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; PROVIDED, HOWEVER, that the Indebtedness evidenced by this Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture.

                                        NCI OPERATING CORP., a Nevada
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        NCI HOLDING CORP., a Delaware
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        A&S BUILDING SYSTEMS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        NCI BUILDING SYSTEMS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL BUILDING COMPONENTS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL COATERS OPERATING, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL BUILDING COMPONENTS HOLDING, INC., a Delaware corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL COATERS HOLDING, INC., a Delaware
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL COATERS OF CALIFORNIA, INC., a
                                        Texas corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        HARRIS TRUST COMPANY OF NEW YORK, as
                                        Trustee

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                     EXHIBIT F
                           FORM OF SUPPLEMENTAL INDENTURE
                      TO BE DELIVERED BY SUBSEQUENT GUARANTORS

               SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of ________________, among __________________ (the "SUBSIDIARY GUARANTOR"), a subsidiary of NCI Building Systems, Inc., a Delaware corporation (the "COMPANY"), the Company, the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and Harris Trust Company of New York, as trustee under the indenture referred to herein (the "TRUSTEE").

                                W I T N E S S E T H :

               WHEREAS, the Company and the other Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture (the "INDENTURE"), dated as May 5, 1999 providing for the issuance of 9-1/4% Senior Subordinated Notes due 2009 (the "NOTES");

               WHEREAS, the Indenture provides that under certain circumstances the Subsidiary Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantor shall unconditionally guarantee, on a senior subordinated basis, all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "GUARANTEE"); and

               WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

               1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               2. AGREEMENT TO GUARANTEE. The Subsidiary Guarantor hereby agrees as follows:

               (a) Along with all Subsidiary Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of Notes authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

                      (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                      (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately.

               (b) The Subsidiary Guarantor will constitute a Subsidiary Guarantor for all purposes of the Indenture, Registration Rights Agreement and the Offering Memorandum, and will comply with and be bound by the provisions of the Indenture, the Registration Rights Agreement and the Offering Memorandum applicable to the Subsidiary Guarantors at all times after the date hereof, in each case until released from the Guarantee pursuant to
                      Section 10.16 of the Indenture.

               3. REPRESENTATIONS AND WARRANTIES. The undersigned Subsidiary Guarantor hereby represents and warrants as follows:

               (a) The undersigned has been duly organized, is validly existing and in good standing (or the functional equivalent to the concept of good standing for non-corporate entities) under the laws of its jurisdiction of organization and has all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, except where the failure to obtain such authorizations, approvals, orders, licenses, certificates and permits would not reasonably be expected to have a Material Adverse Effect (as defined herein), to (A) carry on its business as it is currently being conducted and
                      (B) own, lease, license and operate its respective properties in accordance with its business as currently conducted. The undersigned is duly qualified and in good standing (or the functional equivalent to the concept of good standing for non-corporate entities) as a foreign organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, either individually or in the aggregate, result in a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), properties, results of operations or prospects of the Company and the Subsidiary Guarantors (including the undersigned) taken as a whole.

               (b) The undersigned has all requisite power and authority to execute, deliver and perform all of its obligations under this Supplemental Indenture or the Indenture, to the extent the undersigned becomes or is deemed to be a party thereto.

               (c) The execution, delivery and performance by the undersigned of this Supplemental Indenture, or the Indenture to the extent the undersigned becomes or is deemed to be a party thereto, does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or constitute a Default under (or an event that with notice or the lapse of time, or both, would constitute a Event of Default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the undersigned or an acceleration of any indebtedness of the undersigned pursuant to, (i) the charter, bylaws or other constituent documents of the undersigned, (ii) any law, statute, rule or regulation applicable to the undersigned or its respective assets or properties or
                      (iii) any judgment, order or decree of any domestic or foreign court or governmental agency or authority being applicable to or having jurisdiction over the undersigned or its respective assets or properties. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Supplemental Indenture other than such consents and waivers as have been obtained.

               (d) This Supplemental Indenture and each other relevant document to which the undersigned is, will become or is or will be deemed a party in connection with the Indenture have been duly and validly authorized, executed and delivered by the undersigned.

               (e) This Supplemental Indenture constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

               4. EXECUTION AND DELIVERY. Each Subsidiary Guarantor agrees that the Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

               5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

               6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

               8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Subsidiary Guarantor and the Company.

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  ------------

                                        NCI BUILDING SYSTEMS, INC., a Delaware
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        NCI OPERATING CORP., a Nevada
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        NCI HOLDING CORP., a Delaware
                                        corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        A&S BUILDING SYSTEMS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             Corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        NCI BUILDING SYSTEMS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada

                                             Corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL BUILDING COMPONENTS, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             Corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL COATERS OPERATING, L.P., a Texas
                                        limited partnership
                                        By:  NCI Operating Corp., a Nevada
                                             Corporation, its General Partner

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL BUILDING COMPONENTS HOLDING, INC., a Delaware corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        METAL COATERS HOLDING, INC., a Delaware
                                        corporation

                                        By:-----------------------------------
                                           Name:

                                           Title:

                                        METAL COATERS OF CALIFORNIA, INC., a
                                        Texas corporation

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                        Harris Trust Company of New York, as
                                        Trustee

                                        By:-----------------------------------
                                           Name:
                                           Title:

                                     SCHEDULE I
               AFFILIATE TRANSACTIONS PURSUANT TO AGREEMENTS ENTERED INTO
                          OR IN EFFECT ON THE ISSUE DATE
------------------------------------------------------------------------------

None.


                                       F-1